SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. ______________)

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MGC Diagnostics Corporation

____________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MGC DIAGNOSTICS CORPORATION
350 Oak Grove Parkway
Saint Paul, Minnesota 55127-8599
651-484-4874

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
March 18, 2015

Notice is hereby given that the 2015 Annual Meeting of Shareholders of MGC Diagnostics Corporation (“MGC” or the “Company”) will be held at MGC’s offices located at 350 Oak Grove Parkway, Saint Paul, Minnesota 55127, on Wednesday, March 18, 2015, beginning at 3:30 P.M. CDT, for the following purposes:

1.	To elect six directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified;
2.	To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm for MGC for the fiscal year ending October 31, 2015;
3.	To approve the Company’s executive compensation;
4.	To approve amendments to the MGC Diagnostics Corporation 2007 Stock Incentive Plan to increase the number of authorized shares by 100,000; and
5.	To transact any other business that may properly come before the Annual Meeting or any adjournment or postponement.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting.

The Board of Directors has fixed the close of business on January 23, 2015 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

Since a majority of the outstanding shares of the Company’s common stock must be represented either in person or by proxy to constitute a quorum for the conduct of business, please complete and submit your proxy.

By Order of the Board of Directors,

Mark W. Sheffert
Chairman of the Board of Directors

Saint Paul, Minnesota
February 6, 2015

MGC DIAGNOSTICS CORPORATION
350 Oak Grove Parkway
Saint Paul, Minnesota 55127-8599

PROXY STATEMENT

The Board of Directors of MGC Diagnostics Corporation is soliciting proxies to be used at the Annual Meeting of Shareholders to be held on March 18, 2015, and at any adjournment and reconvening of the meeting. We first made this Proxy Statement and the Annual Report for the fiscal year ended October 31, 2014 available to our shareholders on or about February 6, 2015.

QUESTIONS AND ANSWERS ABOUT THE MEETING

What is the purpose of the meeting?

At our annual meeting, shareholders will act upon the four matters disclosed in the Notice of Annual Meeting of Shareholders that accompanies this Proxy Statement. These are:

•	the election of six directors;
•	ratification of the appointment of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as our independent registered public accounting firm for the fiscal year ending October 31, 2015;
•	approval of our executive compensation pursuant to a non-binding shareholder advisory vote; and
•	approval of amendments to the MGC Diagnostics Corporation 2007 Stock Incentive Plan (“2007 Plan”) to increase the number of authorized shares by 100,000 and make other changes.

We will also consider any other business that may properly be presented at the meeting, and management will report on MGC’s performance during the last fiscal year and respond to questions from shareholders.

How does the Board recommend that I vote?

The Board of Directors recommends a vote:

•	“FOR” each of the nominees for director;
•	“FOR” the ratification of the appointment of Baker Tilly;
•	“FOR” the advisory vote approving executive compensation; and
•	“FOR” the amendments to the 2007 Plan.

Who is entitled to vote at the meeting?

If you were a shareholder of record at the close of business on January 23, 2015, you are entitled to vote at the meeting. As of the record date, there were 4,270,373 shares of common stock outstanding and eligible to vote.

What is the difference between a shareholder of record and a street name holder?

If your shares are registered directly in your name, you are considered the “shareholder of record” with respect to those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares, and your shares are held in street name. If you are a “street name holder” you will receive voting instructions from your nominee. Please follow those instructions to ensure your shares are voted at the meeting.

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What are the voting rights of the shareholders?

Holders of common stock are entitled to one vote per share. Therefore, a total of 4,270,373 votes are entitled to be cast at the meeting. There is no cumulative voting for the election of directors.

How many shares must be present to hold the meeting?

A quorum is necessary to hold the meeting and conduct business. The presence of shareholders who can direct the voting of at least a majority of the outstanding shares of common stock as of the record date is considered a quorum. A shareholder is counted as present at the meeting if the shareholder is present and votes in person at the meeting or the shareholder has properly submitted a proxy by mail, telephone or Internet.

How do I vote my shares?

If you are a shareholder of record, you may give a proxy to be voted at the meeting either:

•	electronically, by following the instructions provided in the Notice of Internet Availability of Proxy Materials or proxy card; or
•	if you received printed proxy materials, you may also vote by mail or telephone as instructed on the proxy card.

If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials or, if you received printed proxy materials, you may also vote by mail or telephone by following the instructions provided in the voting instruction card provided to you by your broker, bank, trustee or other nominee. The telephone and Internet voting procedures have been set up for your convenience. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. You may also vote in person at the meeting as described in “May I vote my shares in person at the meeting?” below.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card?

It means you hold shares of MGC stock in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or voting instruction card or, if you vote by telephone or via the Internet, vote once for each proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials you receive.

May I vote my shares in person at the meeting?

Yes. If you are a shareholder of record, you may vote your shares at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, however, we recommend that you submit your proxy ahead of time so that your vote will be counted if, for whatever reason, you later decide to not attend the meeting. If you hold your shares in street name, you may vote your shares in person at the meeting only if you obtain a signed proxy from your broker, bank, trustee or other nominee giving you the right to vote these shares at the meeting.

What vote is required for the proposals to be approved?

•	Election of Directors. The six director nominees receiving the most votes for election will be elected directors.
•	Ratification of the Appointment of Baker Tilly as our independent registered public accounting firm. The affirmative vote of a majority of the shares of common stock represented and entitled to vote on the proposal, if those shares represent more than 25% of the shares outstanding on the record date, is sufficient to approve the ratification of Baker Tilly.
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•	Shareholder Advisory Vote Approving Executive Compensation. An affirmative vote of a majority of the shares represented at the meeting will result in the matter being approved.
•	Approval of Amendments to the 2007 Stock Incentive Plan. An affirmative vote of a majority of the shares represented at the meeting will result in the matter being approved.

How are votes counted?

Shareholders may either vote FOR or WITHHOLD authority to vote for each nominee for the Board of Directors. Shareholders may vote FOR, AGAINST or ABSTAIN on the ratification of the appointment of Baker Tilly, the advisory vote approving executive compensation, and approval of the amendments to the 2007 Stock Incentive Plan.

If you vote ABSTAIN or WITHHOLD, your shares will be counted as present at the meeting for the purposes of determining a quorum. If you ABSTAIN from voting on a proposal, your abstention has the same effect as a vote against that proposal. If you WITHHOLD authority to vote for one or more of the nominees for director, this will have no effect on the election of any director from whom votes are withheld.

If you hold your shares in street name and do not provide voting instructions to your broker or nominee, your shares will be considered to be “broker non-votes” and will not be voted on any proposal on which your broker or nominee does not have discretionary authority to vote under the rules of the New York Stock Exchange. Shares that constitute broker non-votes will be present at the meeting for the purpose of determining a quorum, but are not considered entitled to vote on the proposal in question. Your broker or nominee has discretionary authority to vote your shares on the ratification of Baker Tilly as our independent registered public accounting firm even if your broker or nominee does not receive voting instructions from you. Your broker or nominee may not vote your shares on the election of directors or the approval of executive compensation without instructions from you.

May I change my vote?

Yes. If you are a shareholder of record, you may change your vote and revoke your proxy at any time before it is voted at the meeting in any of the following ways:

•	by sending a written notice of revocation to our Corporate Secretary;
•	by submitting another properly signed proxy card at a later date to our Corporate Secretary;
•	by submitting another proxy by telephone or via the Internet at a later date; or
•	by voting in person at the meeting.

If you are a street name holder, please consult your broker, bank, trustee or other nominee for instructions on how to change your vote.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the charges and expenses of brokerage firms or other nominees for forwarding proxy materials to beneficial owners of shares held in street name.

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We are soliciting proxies primarily by mail. In addition, proxies may be solicited by telephone or facsimile, or personally by our directors, officers and regular employees. These individuals will receive no compensation (other than their regular salaries) for these services.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of paper copies?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we may furnish proxy materials to our shareholders by providing access to these documents on the Internet instead of mailing printed copies. In general, you will not receive printed copies of the materials unless you request them. Instead, we mailed you the Notice of Internet Availability of Proxy Materials (unless you have previously consented to electronic delivery or already requested to receive paper copies), which instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials explains how to submit your proxy over the Internet. If you would like to receive a paper copy or e-mail copy of the proxy materials, please follow the instructions provided in the Notice of Internet Availability of Proxy Materials.

How can a shareholder present a proposal at the 2016 Annual Meeting?

In order for a shareholder proposal to be considered for inclusion in our Proxy Statement for the 2016 Annual Meeting the written proposal must be received at our principal executive offices by the close of business on October 8, 2015. The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

If a shareholder wishes to present a proposal at the 2016 Annual Meeting that would not be included in our Proxy Statement for that meeting, the shareholder must provide notice to us no later than February 5, 2016. Please contact the Corporate Secretary for a description of the steps to be taken to present such a proposal.

How can a shareholder get a copy of the Company’s 2014 Report on Form 10-K?

Our 2014 Annual Report, including our Annual Report on Form 10-K for the year ended October 31, 2014, is available electronically with this Proxy Statement. The 2014 Annual Report, including our Form 10-K is also available in the Investor Relations page of our website, www.mgcdiagnostics.com. If requested, we will provide you copies of any exhibits to the Form 10-K upon payment of a fee covering our reasonable expenses in furnishing the exhibits. You can request exhibits to the Form 10-K by writing to the Corporate Secretary, MGC Diagnostics Corporation, 350 Oak Grove Parkway, Saint Paul, Minnesota 55127-8599.

What if I do not specify a choice for a matter when returning a proxy?

Unless you indicate otherwise, the persons named as proxies on the proxy card will vote your shares

•	FOR the election of each nominee to the Board of Directors set forth in proposal 1;
•	FOR the ratification of Baker Tilly as our independent registered public accounting firm set forth in proposal 2;
•	FOR the advisory vote approving executive compensation set forth in proposal 3; and
•	FOR the amendments to the 2007 Stock Incentive Plan set forth in proposal 4.

If any other matters come up for a vote at the meeting, the proxy holders will vote in line with the recommendations of the board of directors or, if there is no recommendation, at their own discretion.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

Beneficial Ownership

The following table sets forth information regarding the beneficial ownership of the common stock as of January 23, 2015 by (i) each Named Executive Officer, director and nominee; and (ii) all directors, nominees and current executive officers of the Company as a group. Shares covered by stock option are included in the table below only to the extent that these options were exercisable within 60 days of January 23, 2015.

Shareholder	Shares Directly Owned(1)	Percent of Class
Perceptive Advisors, LLC 499 Park Avenue – 25th Floor New York, New York 10022	327,488(2)	7.7%
Renaissance Technologies LLC 800 Third Avenue New York, New York 10022	263,729(3)	6.2%
Norman H. and Sandra F. Pessin 366 Madison Avenue – 14th Floor New York, New York 10017	236,386(4)	5.5%
Mark W. Sheffert**	29,455	*
John R. Baudhuin**	42,439	1.0%
Terrence W. Bunge **	89,333	2.1%
Wendy D. Lynch, Ph.D.**	20,467	*
Robert E. Munzenrider**	39,359	*
Hendrik Struik**	25,817	*
Gregg O. Lehman, Ph.D.	55,433	1.3%
Todd M. Austin**	22,706	*
Matthew S. Margolies**	23,157	*
Wesley W. Winnekins**	15,444	*
All directors, nominees and current executive officers as a group (9 persons)	308,177	7.2%

______________________________________

*	Indicates ownership of less than one percent
**	Currently serves as executive officer or director of MGC Diagnostics Corporation.
(1)	Except as noted, all shares beneficially owned by each person as of the record date were owned of record, and each person had sole voting power and sole investment power for all such shares beneficially held. Shares directly owned includes the following shares represented by unvested restricted share grants: Mr. Sheffert – 3,045; Mr. Baudhuin – 3,045; Mr. Bunge – 1,333; Dr. Lynch – 3,045; Mr. Munzenrider – 3,045; Mr. Struik – 3,045; Mr. Austin – 14,444; Mr. Margolies – 11,500; and Mr. Winnekins – 13,000; and all directors and current executive officers as a group – 55,502.
(2)	Based on Schedule 13F filed with the SEC by Perceptive Advisors, LLC as of September 30, 2014.
(3)	Based on Schedule 13F filed with the SEC by Renaissance Technologies as of September 30, 2014.
(4)	Based on Schedule 13D filed with the SEC by Norman H. and Sandra F. Pessin on October 29, 2013.

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Proposal 1:
Election of Directors

The Company’s Bylaws, as amended and restated, provide that the Board of Directors will consist of the number of members last elected by a majority vote of the shareholders or by the Board of Directors, which number shall not be less than three nor more than seven directors. The Board of Directors has currently set the number of directors at six. Six directors will be elected at the 2015 Annual Meeting. Each director will serve until the next annual meeting of the shareholders or until a successor has been duly elected and qualified, unless the director retires, resigns, dies, or is removed. Vacancies on the Board of Directors and newly created directorships can be filled by vote of a majority of the directors then in office. It is intended that proxies will be voted for the named nominees. Unless otherwise indicated, each nominee has been engaged in his or her present occupation as set forth below, or has been an officer with the organization indicated, for more than five years. The names and biographical information concerning the nominees are set forth below, based upon information furnished to the Company by the nominees.

The nominees listed below have consented to serve if elected. If the nominee is unable to serve for any reason, the persons named on the Company’s proxy card may vote for a substitute nominee proposed by the Board, or the Board may reduce the number of directors to be elected.

Mark W. Sheffert, Chairman of the Board of Directors, is Chairman and Chief Executive Officer of Manchester Companies, Inc., a Board and Management Advisory firm that he founded in 1989. He has served as a Director and Chairman of MGC since September 1, 2010. Prior to that, he served as Chairman and a director of Medical Graphics Corporation from January 1997 to December 1999, when Medical Graphics Corporation was acquired by Angeion Corporation, and served as a director of Angeion Corporation from 2001 until October 2002. Mr. Sheffert is a nationally recognized expert in corporate governance, having served on over 50 Boards and advised over 100 boards, including boards of some of the nation’s largest financial, healthcare, manufacturing and airline industry companies, over the last 25 years. The National Association of Corporate Directors honored him for his Board service in 1999 as one of Minnesota’s Outstanding Directors and in 2009 honored him with its Outstanding Director - Lifetime Achievement Award. In 2014, Mr. Sheffert was inducted into the Minnesota Business Hall of Fame. He is a Certified Board Advisor (“CBA”) whose advisory services include fiduciary duties, governance best practices, hostile takeover defenses, dispute resolution negotiations, business strategy and capital structure, financial structure and restructuring, and merger and acquisition transactions. He serves as an expert witness in litigation cases, has authored numerous articles on these subjects, and serves as a regular columnist for three business publications.

Prior to founding Manchester, Mr. Sheffert was President at First Bank System, Inc., the country’s 8th largest bank holding company (now U.S. Bank), headquartered in Minneapolis, Minnesota. Additionally, prior to that he was President and Chief Operating Officer of North Central Insurance Company, a national life and health insurance company, headquartered in St. Paul, Minnesota. He currently serves as a director of Allina Health Systems, Inc., a $3.8 billion revenue diversified healthcare organization. He served as Chairman of the Board of Directors of BNC CORP, a public bank holding company, from August 2004 to April 2013. Mr. Sheffert also served as a director of Health Fitness Corporation from January 2001, and Chairman from May 2006 to March 2010, when Health Fitness Corporation was acquired by Trustmark Mutual Holding Company. Mr. Sheffert holds a Masters of Science degree in Management (MSM) from The American College in Bryn Mawr, Pennsylvania and is a graduate from the University of Minnesota Carlson Graduate School of Business — Executive Program (MEP). Mr. Sheffert is 67 years old and has been a director since September 1, 2010.

As a former financial institution executive and investment banker, Mr. Sheffert has extensive experience in financial structure and restructuring and in merger and acquisition transactions. The combination of Mr. Sheffert’s prolific board governance experience, together with his experience in finance, mergers and acquisitions, healthcare, and the medical device industry, makes him uniquely qualified to serve as Chairman of the Board and as a director of the Company.

John R. Baudhuin, director, is Chief Executive Officer of California-based Mad Dogg Athletics Inc. (“MDA”), an international health and fitness company that he founded in 1994. MDA manufactures, distributes and develops fitness products and related educational programs through its offices and distribution facilities in the United States, Italy and the Netherlands and its manufacturing facilities in Colorado. With over 200,000 certified instructors and 35,000 licensed facilities, the company’s SPINNING®, Peak Pilates®, Resist-a-ball® and Bodyblade® brands have a presence in over 80 countries worldwide. Prior to founding MDA, Mr. Baudhuin worked as a Certified Public Accountant for Los Angeles-based Duitch, Franklin & Company, where he provided a variety of accounting, tax, consulting and strategic planning services. Mr. Baudhuin is an active member of the World Presidents Organization (WPO) and holds a Masters in Business Administration (MBA) degree from Loyola Marymount University. Mr. Baudhuin is 52 years old and has been a director since 2007.

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Mr. Baudhuin’s 20 years of experience as chief executive officer of an international company that develops, manufactures, and distributes consumer products worldwide bring a strong perspective to the operational and strategic challenges MGC faces as health and wellness issues continue as important factors in the Company’s market. As a former Certified Public Accountant, Mr. Baudhuin brings additional expertise to MGC’s audit committee.

Terrence W. Bunge, director, a former medical technology and device executive, currently manages a personal investment portfolio of public and private companies and funds focused on the USA, China, Vietnam, Israel and other emerging markets. From 2002 to 2009, Mr. Bunge worked for ACIST Medical Systems, a wholly owned subsidiary of Italy-based, Bracco SpA, focused on the design, development, manufacturing and sale of interventional cardiology products and services, serving most recently as the Company’s President and Chief Operating Officer. While at ACIST Medical Systems, Mr. Bunge also served as a member of the Board of Directors of: ACIST Inc., ACIST Europe, ACIST Asia, Volume Interactions and Heart Leaflet Technologies. From 2001 to 2002, Mr. Bunge served as President and Chief Operating Officer of Science Inc, a medical device company that developed disposable ambulatory infusion products. From 1997 to 1999, Mr. Bunge worked for Angeion Corporation (a predecessor to the MGC Diagnostics Corporation) where he initially served as Vice President and General Manager of the Interventional Technologies Division (“IVT”) that developed ablation catheters for the treatment of cardiac arrhythmias and led the sale of the IVT product line and intellectual property to Johnson & Johnson. Mr. Bunge then served as Angeion’s Vice President of Worldwide Sales & Marketing managing the transfer of the company’s customer relationships to ELA Medical as Angeion exited the cardiac defibrillator market. From 1980 to 1996, Mr. Bunge worked for Medtronic Inc., a leading global medical device company in a series of positions of increasing scope and responsibility, serving most recently from 1994 to 1996, as Vice President of Far East Business Development, coordinating the strategic planning process to expand Medtronic’s businesses in the Far East, including key markets in China, India, South Korea, Taiwan, Indonesia, Thailand, the Philippines and Vietnam. Mr. Bunge holds a Bachelor of Science Degree in Electrical Engineering from the University of Michigan. Mr. Bunge is 61 years old and has been a director since December 17, 2014.

Mr. Bunge brings to the Board a broad and extensive background in all aspects of leading and operating a medical device and technology company. His engineering, manufacturing, clinical and regulatory, marketing, sales and financial experiences, as well as operating both domestically and internationally in large and small companies add significant depth to the Board. In addition, his background and experience as a private investor, including his shareholdings in the Company of over 2%, strengthen our shareholders’ perspective on the Board.

Wendy D. Lynch, Ph.D., director, is currently Co-Director of the Center for Consumer Choice in Health Care at the Altarum Institute. Dr. Lynch also currently holds a position as Adjunct Associate Professor at the School of Nursing at Indiana University/Purdue University at Indianapolis and since 2002 has served as President of Lynch Consulting, Ltd, which provides multi-disciplinary consulting focusing on Human Capital Management, Health and Productivity, and Program Evaluation. Dr. Lynch has been making the connection between employee health and business outcomes for over 25 years. Her career includes roles as faculty at the University of Colorado Health Sciences Center, senior scientist at Health Decisions International, and principal and senior consultant at Mercer Human Resource Consulting. From 2006 through 2010, Dr. Lynch also served as executive director of an education and research foundation entitled the Health as Human Capital Foundation, a nonprofit, non-partisan think tank providing independent information for policy makers. Educated at the University of Colorado at Boulder, Dr. Lynch earned a doctorate in Research and Evaluation Methodology. Her work experience includes roles as consultant, author and educator. As a consultant, Dr. Lynch has applied her skills in research design and evaluation to several pivotal studies in the fields of health management, productivity assessment and human capital management that have resulted in more than 60 published studies and articles. Most recently, she co-authored the books, “Who Survives? How Benefits Costs are Killing your Company” and “Aligning Incentives, Information, and Choice: How to Optimize Health and Human Capital Performance.” Dr. Lynch is 53 years old and has been a director since March 1, 2012.

Dr. Lynch’s educational and healthcare background and experience bring a strong human capital perspective to the Board as MGC seeks to expand beyond its traditional markets. In addition, her experience advising companies on design of compensation and benefits enable her to assist the Company in strategic HR decisions.

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Robert E. Munzenrider, director, is the founder or co-founder of several e-commerce businesses. He is also the retired President of Harmon AutoGlass, a subsidiary of Apogee Enterprises, Inc., a national chain of retail automotive services and insurance claims processor, a position he held from 2000 to 2002. In 1999, Mr. Munzenrider served as Vice President and Chief Financial Officer of the Glass Services Segment of Apogee Enterprises. He also served during part of 1999 as Executive Vice President and Chief Financial Officer of Eliance Corp., an e-commerce transaction processor. From 1997 to 1998, Mr. Munzenrider served as Vice President and Chief Financial Officer of St. Jude Medical, Inc., a Fortune 500, international medical device manufacturing and marketing company. Since 2004, Mr. Munzenrider also has served as a member of the Board of Directors of Viad Corp, a company engaged in the convention services and travel services industry. Mr. Munzenrider is Chair of the Viad Audit Committee, serves on its Human Resources Committee and serves as an audit committee financial expert for Viad. Mr. Munzenrider also served as a director of ATS Medical, Inc., a medical device manufacturer, from April 2003 until August 2010; as a director of Criticare Systems, Inc. from April 2007 until April 2008; and as director of CABG Medical, Inc., a medical device company, from November 2004 until February 2006. In February 2011, Mr. Munzenrider joined the Board of Directors of Kips Bay Medical, Inc., a development stage medical device manufacturer, and currently serves as lead director, Chair of the Audit Committee, designated financial expert, Chair of the Governance and Nominating Committee and member of the Compensation Committee. Mr. Munzenrider holds a Bachelors of Science degree in Accounting (BSA) from the University of Montana. Mr. Munzenrider is 70 years old and has been a director since September 1, 2010.

Mr. Munzenrider brings strong financial, executive management and board governance experience to the MGC Board. Mr. Munzenrider has held his CPA license since 1971 and has served in the position of chief financial officer for a majority of his professional career. He has also served on the boards and audit committees of a number of public companies, has a strong grasp of board governance policies and best practices, and brings additional expertise to the Company as an audit committee financial expert.

Hendrik Struik, director, has served as the Chief Executive Officer of Labsco, a specialty healthcare business, since December 2012. Mr. Struik joined the Labsco Board of Directors in July 2012. Since July 2012, Mr. Struik has been an Operating Partner with the private equity firm Frazier Healthcare. Prior to joining Frazier Healthcare, Mr. Struik served as President, Chief Executive Officer and a director from March 2009 to January 2012 for Sarnova, a privately held $400 million specialty healthcare business serving the Acute Respiratory Market and the Emergency Medicine Market. Prior to his employment at Sarnova, Mr. Struik spent over 21 years in positions of increasing scope and responsibility at Cardinal Health and predecessor companies, including Allegiance Healthcare and Baxter Healthcare, serving as President of the Respiratory and Neurocare Division of Cardinal Heath from May 2007 until February 2009. Mr. Struik’s responsibilities have included overseeing sales, manufacturing and operations as well as acquisitions, divestitures and integration of companies and business units. Mr. Struik also has substantial experience in United States and European regulatory matters. Mr. Struik holds a Masters in Business Administration, Marketing and Finance from Kellogg Business School at Northwestern University. Mr. Struik is 48 years old and has been a director since May 30, 2012.

Mr. Struik’s significant knowledge and work experience as a chief executive officer and his experience in private equity, spanning the manufacture and sale of medical devices and the healthcare market, his experience in capital structure, and his expertise in integrating businesses and managing all aspects of complex organizations, bring financial acumen, substantial vision and experience to the Board in the Company’s core business area.

The Board of Directors Recommends a Vote FOR the Election
of Each Nominee to the Board of Directors.

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PROPOSAL 2:
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General Information

The Board of Directors recommends that the shareholders ratify the appointment of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the independent registered public accounting firm for the Company for the fiscal year ending October 31, 2015. Baker Tilly has provided services in connection with the audit of our consolidated financial statements for the years ended October 31, 2008 through October 31, 2014.

The Company expects representatives of Baker Tilly to be present at the Annual Meeting of Shareholders and these representatives will have the opportunity to make a statement if they desire to do so. In addition, these representatives will be available to respond to appropriate questions.

During the two fiscal years ended October 31, 2014, there were no: (1) disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events. The audit reports of Baker Tilly on the consolidated financial statements of the Company as of and for the years ended October 31, 2014 and 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Fees Paid to Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and all other fees rendered by Baker Tilly for the audits of the Company’s consolidated financial statements for the years ended October 31, 2014 and 2013, respectively:

	Year Ended October 31, 2014	Year Ended October 31, 2013
Audit Fees	$184,000	$139,000
Audit-related fees	26,000	9,000
Tax compliance fees	23,000	16,000
All other fees	46,000	–
	$279,000	$164,000

Audit Fees

Audit fees are fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports. The 2014 audit included auditing the balance sheet and income statement for MediSoft SA, which the Company acquired in August 2014.

Audit-Related Fees

Audit-related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” Audit-related fees related to the audit of the Company’s 401(k) Savings Plan was $9,000 and $9,000 in fiscal 2014 and 2013, respectively. The fiscal 2014 audit-related fees also include fees of approximately $17,000 related to (i) the audit of historic financial statements of MediSoft SA, which the Company acquired in August 2014, and (ii) assistance with the Securities and Exchange Commission required reporting surrounding this transaction.

Tax Fees

Tax fees are fees billed for professional services for tax compliance and tax advice. The $23,000 and $16,000 paid for tax compliance fees relates to tax compliance services provided by Baker Tilly during fiscal 2014 and 2013, respectively.

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All Other Fees

All other fees are fees for products and services other than the services reported above. The other fees paid in fiscal 2014 are related to assistance with the application and support of tax authorities audit of the application for Minnesota research and development tax credits.

Independence

The Audit Committee of the Board has determined that the provision of the services described above is compatible with maintaining the independence of Baker Tilly as independent registered public accounting firm.

Audit Committee Pre-Approval Policy for Services of Independent Registered Public Accounting Firm

The Audit Committee annually approves the scope and fees payable for the year-end audit to be performed by the independent registered public accounting firm for the next fiscal year. The Audit Committee is required to pre-approve audit and non-audit services performed by the independent registered public accounting firm in order to ensure that the provision of these services does not impair the independent registered public accounting firm’s independence. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent registered public accounting firm. The Audit Committee pre-approved all services the Company received from Baker Tilly during the years ended October 31, 2014 and 2013.

The Board of Directors Recommends a Vote FOR Ratification of the Appointment of Baker Tilly Virchow
Krause, LLP as Independent Registered Public Accounting Firm for the fiscal year ending October 31, 2015.

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CORPORATE GOVERNANCE

General

The Board of Directors is committed to sound and effective corporate governance practices. We continue to review our governance policies and practices, the provisions of the Sarbanes-Oxley Act of 2002, rules of the Securities and Exchange Commission (“SEC”) and the listing standards of The Nasdaq Stock Market (“Nasdaq”), and have implemented policies and taken actions to ensure compliance with the rules and regulations and governance best practices applicable to the Company.

Code of Ethics and Business Conduct

The Board of Directors has adopted a Code of Ethics and Business Conduct applicable to all of the Company’s officers, directors, employees and consultants that establishes guidelines for professional and ethical conduct in the workplace. The Code also contains a special set of guidelines applicable to the Company’s senior financial officers, including the chief executive officer, chief financial officer, principal accounting officer, and others involved in the preparation of the Company’s financial reports, that are intended to ensure the ethical handling of conflicts of interest, full and fair disclosure in periodic reports filed by the Company and compliance with laws, rules and regulations concerning such periodic reporting.

Our Code of Ethics and Business Conduct, our governance policies and procedures, and our current committee charters are available to the public on our website: www.mgcdiagnostics.com. We intend to disclose (i) any amendments to, or (ii) waivers from, the Code of Ethics and Business Conduct applicable to our principal executive officer, principal financial officer, principal accounting officer or persons performing similar functions or with respect to the required elements of the Code of Ethics and Business Conduct, by disclosing the amendment or waiver on this website.

The Board, Board Committees and Meetings

Meeting Attendance. The Board of Directors meets regularly during the year to review matters affecting the Company and to act on matters requiring Board approval. Each of our directors is expected to make a reasonable effort to attend all meetings of the Board, applicable committee meetings and our annual meeting of shareholders. During fiscal 2014, the Board of Directors held a total of four regular meetings and six special meetings. Each director attended at least 75% of the meetings of the Board and committees on which that director served. At its regularly scheduled Board meetings, the Company’s directors meet in executive session without the chief executive officer present.

Committees of the Board of Directors. The Board of Directors has established an Audit Committee, Compensation Committee and a Governance/Nominating Committee. The composition and function of each Committee is set forth below:

Director	Audit	Compensation	Governance/ Nominating
John R. Baudhuin	Member	Chair	Member
Terrence W. Bunge
Wendy D. Lynch, Ph.D.		Member
Robert E. Munzenrider	Chair	Member	Member
Mark W. Sheffert			Chair
Hendrik Struik	Member

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Audit Committee. The Audit Committee operates under a written charter adopted as amended May 30, 2012. The Audit Committee reviews the Company’s internal control structure and financial reporting activities, reviews the scope of the annual audit, reviews non-audit services performed by the independent registered public accounting firm to determine and maintain auditor independence, selects the Company’s independent registered public accounting firm, reviews the Company’s audited consolidated financial statements prior to release to the public and conducts discussions with the Company’s independent registered public accounting firm each quarter in connection with their quarterly review. Baker Tilly, the Company’s independent registered public accounting firm, reports directly to the Audit Committee. Each of the members of the Audit Committee is independent as defined by the rules of Nasdaq and the SEC. The Company’s Board of Directors has reviewed the education, experience and other qualifications of each of the members of its Audit Committee. After review, the Board of Directors has determined that Robert E. Munzenrider qualifies as an audit committee financial expert to meet the SEC definition of an “audit committee financial expert.” The Audit Committee held nine meetings during fiscal 2014. The Audit Committee Charter is posted on the Company’s website at www.mgcdiagnostics.com.

Compensation Committee. The Compensation Committee operates under a written charter as amended May 29, 2014. Among other duties, the Compensation Committee reviews compensation of the Company’s officers for fairness and competitiveness, determines the necessity for, and content of, any officer employment contracts, advises and recommends incentives in the form of overall corporate bonus plans and determines bonuses and grants of stock options, restricted and performance shares for the Company’s officers, and reviews the performance of the Company’s chief executive officer. The Compensation Committee also has the authority to make awards under, and adopt and alter administrative rules and practices governing, the Company’s qualified or unqualified benefits plans, including the Company’s 2007 Stock Incentive Plan. The charter of the Compensation Committee requires that this Committee consist of no fewer than two board members who satisfy the requirements of Nasdaq, the “non-employee director” requirements of Section 16b-3 of the Securities Exchange Act of 1934, and the “outside director” requirements of Section 162(m) of the Internal Revenue Code. Each member of the Company’s Compensation Committee meets these requirements. The Compensation Committee held six meetings during fiscal 2014. The Compensation Committee Charter is posted on the Company’s website at www.mgcdiagnostics.com.

Governance/Nominating Committee. The Governance/Nominating Committee is responsible for reviewing the size and composition of the Board, identifying individuals qualified to become Board members, recommending to the Board of Directors nominees to be elected at the annual meeting of shareholders, reviewing the size and composition of Board committees, facilitating Board self-assessment and reviewing and advising the Board on strategic direction and strategic management. The Committee operates under a charter approved by the Board as amended August 29, 2012, and each of its members is independent under Nasdaq listing standards. The Governance/Nominating Committee did not meet separately in fiscal 2014 but non-employee members of the full Board reviewed governance and nominating matters at regular board meetings. The Charter of the Governance/Nominating Committee and the MGC Diagnostics Corporation Governance Guidelines are posted on the Company’s website at www.mgcdiagnostics.com.

Other Committees. From time to time, the Board has established ad hoc or special committees to oversee Company projects. During fiscal 2014, a special committee of directors Mark W. Sheffert and Hendrik Struik was formed to oversee corporate development matters, including the process that led to the August 1, 2014 acquisition of MediSoft SA.

Director Independence

The Board of Directors has reviewed director independence guidelines in a manner consistent with the definitions of “independence” set forth in SEC Rule 10A-3 under the Securities Exchange Act of 1934 and the rules of Nasdaq. In accordance with these guidelines, the Board of Directors has reviewed and considered facts and circumstances relevant to the independence of each director and director nominee and has determined that directors Baudhuin, Bunge, Lynch, Munzenrider, Sheffert and Struik are “independent” under SEC Rule 10A-3 and under the rules of Nasdaq.

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Director Nominations

The Governance/Nominating Committee of the Board of Directors is responsible for considering and selecting the nominees for election as directors at annual shareholder meetings. The Board believes a nominee should possess the highest level of professional and personal ethics and values, be free of any material conflict of interest with respect to board service, have broad experience at the policy-making level, have the ability to provide insight and practical wisdom based on experience and expertise, be an “independent director” as defined by the rules of the SEC and the Nasdaq Stock Market, be able to understand and relate to the mission, strategies, values and culture of the Company, have sufficient time to properly discharge the duties associated with serving as a director, and have experience and knowledge that will enhance or maintain a diversity of business background among board members.

In addition, the Board believes that the Company’s directors should possess certain specific qualities or skills. These include, among others, experience with publicly held companies, an understanding and background in corporate management, experience in the medical device industry, new product development experience, marketing experience, strategic planning experience, experience in mergers and acquisitions and integration, international business experience and accounting and financial experience including for at least one director, the background and experience necessary to qualify as an “audit committee financial expert” as defined by the SEC.

The Committee does not have a formal policy regarding diversity. Nevertheless, in making its recommendations, in addition to minimum requirements of integrity, ability to make independent analytical inquiries, personal health and a willingness to devote adequate time and effort to Board responsibilities, the Committee seeks to have a Board that reflects the diversity of its business and marketplace in background, education, business experience, skills, business relationships and associations and other factors that will contribute to the Board’s governance of the Company.

The Board’s Governance/Nominating Committee is comprised of independent directors who serve as the standing committee responsible for considering and recommending director nominees to the Board of Directors. The Governance/Nominating Committee will consider qualified candidates for director that are submitted by our shareholders. Shareholders can submit qualified candidates, together with appropriate biographical information, to the Governance/Nominating Committee at: MGC Diagnostics Corporation, 350 Oak Grove Parkway, Saint Paul, Minnesota 55127-8599. Submissions will be forwarded to the Governance/Nominating Committee for review and consideration. Any Shareholder desiring to submit a director candidate for consideration at our 2016 Annual Meeting of Shareholders must ensure that the submission is received by the Company no later than October 31, 2015 in order to provide adequate time for the Governance/Nominating Committee to properly consider the candidate.

Board Leadership

The Board does not have a formal policy regarding the separation of the roles of CEO and Chairman of the Board; however, the Board has determined that it is in the best interest of the Company’s shareholders for the roles of Chairman and CEO to be separated. The current CEO Todd M. Austin is not a member of the Board and Mark W. Sheffert serves as non-employee Chairman of the Board of Directors. Under this structure, the Chairman, in collaboration with other non-employee directors, takes an active role in establishing the Board’s governance practices, assuring an effective management team, annual budget and strategic plan including setting Board meeting agendas, establishing Board priorities and establishing processes and procedures, while the CEO is able to focus on the execution of the Company’s strategies, achievement of its goals and management of the Company’s day-to-day operations.

Board Oversight of Risk Management

MGC faces a variety of risks, including operational risk, financial risk, compliance risk, legal risk, risk to its reputation and IT risk. To date, the Board has discharged its responsibility for oversight of risk management both directly and through the Audit Committee, which oversees the development and compliance with the Company’s Enterprise Risk Management Plan. In addition, the Board requires management to incorporate risk management considerations into the Company’s strategies and day-to-day business operations.

Contacting the Board of Directors

Any shareholder who desires to contact our Board of Directors may do so by writing to the Board of Directors, generally, or to an individual director at MGC Diagnostics Corporation, 350 Oak Grove Parkway, Saint Paul, Minnesota, 55127-8599. Communications received electronically or in writing are distributed to the full Board of Directors, a committee or an individual director, as appropriate, depending on the facts and circumstances described in the communication received. Shareholders may also communicate with members of the Board by sending an e-mail to investor@mgcdiagnostics.com.

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EXECUTIVE COMPENSATION

Executive Officers of the Registrant

The executive officers of the Company and their ages at January 23, 2015, were as follows:

Todd M. Austin, age 53, was named Chief Executive Officer of MGC Diagnostics Corporation effective June 1, 2014. Austin joined MGC Diagnostics in February 2012 and served as Company’s Executive Vice President – Global Marketing, Engineering and Corporate Strategy until he was named Chief Executive Officer. Austin is a globally recognized clinical and medical device industry expert and leader with extensive experience, spanning more than 20 years, in product development and marketing, strategic planning, business development, P&L responsibility and clinical consulting.

From September 2010 to February 2012, Austin provided clinical, strategic and tactical consulting services to senior management for a number of domestic and international healthcare companies, including KarmelSonix, ERT and MGC Diagnostics Corporation. From July 2006 to September 2010, Austin was Director of Marketing for CareFusion, a leading, global health care industry company, where his responsibilities included overall marketing operations for respiratory diagnostic products supporting global sales in excess of $200 million annually, while coordinating product launch planning for more than 10 global markets. Prior to CareFusion Austin served as Vice President – U.S. Sales and Marketing for Zurich, Switzerland-based ndd Medical Technologies, a pulmonary diagnostic company. He also served as Group Product Manager for Yorba Linda, California-based VIASYS Healthcare and Customer/Product Support and Applications Manager for Sensor Medics Corporation. Austin holds a Bachelor of Science degree from Mount Marty College.

Matthew S. Margolies, age 52, was named President of the Company effective June 1, 2014. Margolies joined the Company in May of 2012 and served as MGC Diagnostics Executive Vice President – Global Sales and Service until was named President. Margolies has built a career of more than 20 years in the respiratory diagnostics industry.

Prior to joining MGC Diagnostics, Margolies was employed by Cardinal Health, where he served as Senior Vice President of Sales and Marketing of the company’s Nuclear Pharmacy team from August 2010 through May 2012. Prior to Cardinal Health, Margolies worked with CardioNet, Inc. as Senior Vice President of Sales and Marketing, from January 2009 through August 2010, generating substantial growth in CardioNet’s Cardiac Telemetry business. Before CardioNet, Margolies served for four years in a number of positions of increasing responsibility with VIASYS Healthcare, where he ultimately became Division President for the Respiratory Diagnostics group leading the company’s Worldwide Respiratory Diagnostics team. In his role with VIASYS he was responsible for the growth in the Respiratory Diagnostics space that was a component of the $1.6 billion acquisition of VIASYS by Cardinal Health (now CareFusion). From 1993-2004, Margolies held Sales and Marketing leadership roles with Covidien Health/Mallinckrodt Imaging. Margolies holds a bachelor’s degree in Business Administration/Marketing from Ramapo College of New Jersey.

Wesley W. Winnekins, age 52 became Chief Operating Officer and Chief Financial Officer effective June 1, 2014. Winnekins joined the Company as Executive Vice President, Finance and Corporate Development and Chief Financial Officer on February 1, 2013.

Prior to joining the Company, Mr. Winnekins served as Chief Financial Officer of Snap Fitness, Inc., a multi-national franchisor of 24/7 express fitness clubs from February 2011 to October 2012. Prior to that, he was employed by Health Fitness Corporation from February 2001 to December 2010, serving as Executive Vice President, Finance and Operations from March 2010 to December 2010, and as Chief Financial Officer and Treasurer from February 2001 to February 2010. Prior to working at Health Fitness Corporation, Mr. Winnekins served in finance and management capacities for several public and private companies, including health and fitness companies, from October 1987 to February 2001. From May 1985 to October 1987, Mr. Winnekins served in the audit practice at Arthur Andersen. Mr. Winnekins received a Bachelor’s in Business Administration with a major in Accounting from Iowa State University and has passed the CPA exam.

Executive Compensation Philosophy and Objectives of Compensation Program

Our philosophy with respect to the compensation of Executive Officers is based upon the following principles established by the Compensation Committee:

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Executive Compensation Policy

Executive talent and performance are critical to the success of the Company. Executive compensation at MGC is designed to provide a competitive compensation opportunity relative to similar medical instrument and device companies, in a manner aligned with business performance and shareholder returns. The Company uses base salaries, an annual incentive plan and equity grants to accomplish these objectives, and performs regular benchmarking analyses against comparable companies to anchor its practices firmly in the competitive market. When assessing the market competitiveness of our compensation programs, we review third-party surveys and publicly available data relating to a specific group of companies.

Base Salary

The Company has adopted a policy that Base Salaries would be administered in a range set around the median of comparable companies, based primarily on individual experience, performance against objectives and other contributions, while taking into account the overall financial health of the Company.

Annual Incentive Plan

The Company’s 2014 annual incentives were linked to achievement of key business objectives through the establishment of the 2014 Incentive Plan described below. Payouts were available under the 2014 Incentive Plan when threshold performance goals, established by the Board, were met. Upon achievement of all business objectives for a year, payouts are intended to be competitive in the industry. Substantial overachievement against all performance-based goals established by the Board creates a payout opportunity within the upper quartile of comparable companies.

Results of 2014 Say-on-Pay Vote and Board of Directors and Management Share Ownership

At our 2014 Annual Meeting of Shareholders, of the shares voting on the Say-on-Pay Advisory Vote on Executive Compensation, approximately 97.5% voted in favor of our executive compensation and less than 2.5% either voted against or abstained. As noted below, our 2014 Incentive Plan and our 2015 Incentive Plan follow the format of our 2013 Incentive Plan, with payouts dependent on achievement of (i) revenue and (ii) operating income before incentive payments targets, as described below.

As part of our ongoing shareholder communications, our Board of Directors believes that our shareholders would like to see increased share ownership by members of management and the Board of Directors. The Board of Directors believes that share ownership is an important factor aligning the interest of management and Board members with the Company shareholders and in 2011 adopted the share guideline set forth in this section. As noted below under “Compensation of Directors,” a significant portion of director compensation is paid in Company stock, and our non-employee directors have the ability to receive stock in lieu of an additional portion of their Board retainer fees. In addition, in December 2014, we added Terrence W. Bunge, one of the Company’s larger individual shareholders, to the Board.

We also granted equity awards to our new executive management team in June 2014, and as described below the Section “Equity Compensation and Long-Term Equity Incentive Plan, the Board has adopted a long-term equity incentive policy designed to increase ownership by members of management.

Equity Compensation and Long-Term Equity Incentive Plan

The Compensation Committee believes that equity-based compensation promotes and encourages long-term successful performance by our Named Executive Officers that is aligned with the organization’s goals and the generation of shareholder value. Our equity compensation goals for our Named Executive Officers are based upon principles including aligning the interests of shareholders and executives, providing meaningful retention incentives and reflecting each individual’s experience, performance and potential.

Our 2007 Stock Incentive Plan allows us the opportunity to grant a variety of award vehicles, including stock options, restricted stock, restricted stock units, and other performance-based awards. In the recent past, we have granted primarily restricted stock, but have also granted stock options. We have typically granted stock to executive officers at the commencement of their employment, and then, based on performance, we have considered additional grants annually following the annual meeting of shareholders. The number of shares granted to an executive officer upon commencement of employment has been based on several factors, including the executive’s responsibilities, experience and the value of the stock at the time of grant. Additional grants after the initial grant may be made following a significant change in job responsibility or in recognition of performance. We also granted performance shares to our former Chief Executive Officer each year at the beginning of fiscal years 2011 through 2014.

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The Compensation Committee selects the type of equity awards to be granted to our executive officers based on its assessment of the advantages provided by each award and share availability. The Compensation Committee also considers the forms and amounts of outstanding equity awards held by our named executive officers, the financial accounting and tax treatment on the Company, and the tax treatment to our named executive officers, in determining the form and amount of equity compensation to award.

In June of 2014, we provided long-term incentive compensation for our executive officers in the form of stock option and restricted stock grants, designed to promote retention of the senior leadership team through the CEO and management transition. The grants were as follows:

Name	Title	Stock Option Granted	Restricted Stock Grants
Todd M. Austin	Chief Executive Officer	10,000	10,000
Matthew S. Margolies	President	7,500	7,500
Wesley W. Winnekins	Chief Operating Officer & Chief Financial Officer	5,000	5,000

Each of the listed restricted stock grants and options vest over a three year term on the first, second and third anniversaries of the grant.

Plan for 2015 Long-Term Incentive Awards.

The criteria that the Compensation Committee and Board will use to qualify and grant awards as long-term incentive performance or retention-based compensation, may include one or more of the following measures:

•	Revenue and revenue growth, including revenue or revenue growth of existing or new products or services;
•	Introduction of new products or services;
•	Operating income, including operating income as a percentage of revenue;
•	Earnings per share;
•	Total shareholder return or share performance;
•	Net income, before or after taxes; and
•	Working capital, cash generation or cash management.

The number of shares that will be awarded, if any, will be based on the Company’s actual performance against the established performance or retention objectives and the shareholder-approved number of shares available for distribution.

Awards will only be extended in 2015 if the threshold level of profitability is achieved. Following the end of the performance period, the achievement percentage associated with each of the performance objectives will be determined by interpolating actual performance within the performance target range for each objective. These achievement percentages will then be weighted equally, and summed to arrive at an overall achievement percentage. The actual number of shares that will vest will be determined by multiplying each executive’s target number of shares by the overall achievement percentage for the plan.

The criteria listed above are similar, but not identical to, the criteria for performance shares under the 2007 Stock Incentive Plan. “See Proposal 4, Approval of Amendments to MGC Diagnostics Corporation 2007 Stock Incentive Plan.”

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Adjustments for Significant Events

The Company’s performance-based compensation plans require that when special events (such as, significant one-time revenue events, charges for corporate development or merger and acquisition expenses, acquisitions, divestitures, capital gains, or other adjustments) significantly affect operating results, this impact will be reviewed and evaluated by the Compensation Committee when determining the level of achievement of the corporate performance objectives. Compensation Committee review is required if the impact represents an amount that is five percent or greater of the Company’s prior year results for the corporate performance objectives. This provision benefits shareholders by allowing management to make decisions of material strategic importance without undue concern or conflict for impact on compensation. These adjustments can have both a positive and negative impact.

Clawback Policy

Under the Company incentive program policies, all incentive payments are subject to clawback to the extent required by federal law.

Overview of Compensation Process

Elements of In-Service Compensation and Relationship to Objectives

We also provide the executive officers and other members of management with other benefits available to our employees generally, such as health, life, dental and disability insurance and participation in a 401(k) Plan.

Determining Executive Compensation and Design of Compensation Programs

Prior to June 2014, in setting base salaries, our chief executive officer made compensation recommendations to the Compensation Committee with respect to the executive officers and other member of management who reported to him, including the establishment of incentive plans. These executive officers were not present at the time of these deliberations. In connection with the June 1, 2014 management changes, the Compensation Committee recommended and the full Board approved the new compensation arrangements described below under “June 2014 Agreements with New Executive Officers.”

Consistent with its overall compensation philosophy, the Compensation Committee recommended and the Board approved and adopted the 2014 Incentive Plan described below. The 2014 Incentive Plan provided for the payment of cash compensation to eligible employees, including the Company’s executive officers, upon achievement of predetermined objectives.

2014 Management Incentive Plan

If the Company met the 2014 Incentive Plan target in each of revenue and operating income, Dr. Lehman and Mr. Winnekins would have received incentive plan cash payments equal to 50% and 25% of their respective base salaries. The 2014 Incentive Plan required that the Company must achieve threshold in each of revenue and operating income before any incentive payments in order for any incentive payment to be earned by these officers. If the Company exceeded both of the revenue and operating income targets, the percentage of payout for each of the revenue and operating income before incentive payments components could increase, from 50% to a maximum of 100% of base salary in the case of Dr. Lehman and from 25% to a maximum of 50% of base salary in the case of Mr. Winnekins. The Board of Directors retained discretion under the 2014 Incentive Plan to pay incentive plan cash payments in amounts higher or lower than those that would otherwise be due under the plan. In addition, all incentive payments are subject to “clawback” to the extent required by federal law.

On May 31, 2014, Dr. Lehman resigned as the Company’s Chief Executive Officer, President and director, and on June 1, 2014, Todd M. Austin became Chief Executive Officer, Matthew S. Margolies became President and Wesley W. Winnekins became Chief Operating Officer, in addition to his position as Chief Financial Officer. Each of Mr. Austin, Mr. Margolies and Mr. Winnekins continued participation in the 2014 Incentive Plan, with an increase in each of their target incentives, from 25% to 35% of base salary in the case of Mr. Austin, from 25% to 30% of base salary in the case of Mr. Margolies and from 25% to 30% of base salary in the case of Mr. Winnekins. Each of the increases in their target incentive was prorated from June 1, 2014.

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The 2014 Incentive Plan contained a threshold, a target and a maximum financial objective for each of the two measurements. Approximately 28 employees were eligible to participate in the 2014 Incentive Plan. Under the 2014 Incentive Plan, the revenue target was $34.7 million and operating income (before interest and taxes, and before incentive payouts under the 2014 Incentive Plan) was $3.0 million. The Company did not achieve either the revenue or the operating income threshold objective.

2015 Management Incentive Bonus Plan

On December 17, 2014, the Board of Directors, upon recommendation from the Compensation Committee, approved the MGC Diagnostics Corporation 2015 Management Incentive Bonus Plan (the “2015 Incentive Plan”). The Board has established target performance goals for the Company’s three executive officers: Chief Executive Officer Todd M. Austin, President Matthew S. Margolies, and Chief Operating Officer and Chief Financial Officer Wesley W. Winnekins. The fiscal 2015 annual performance goals with respect to each of these officers are related to revenues and operating income (before taxes, interest and 2015 Incentive Plan payments). If the Company meets the 2015 Incentive Plan targets in each of revenue and operating income, Mr. Austin, Mr. Margolies, and Mr. Winnekins will receive incentive plan cash payments equal to 35%, 30%, and 30% of their respective base salaries. In order for management to be eligible for any payouts, the Company must achieve threshold in each of revenue and operating income. The Board of Directors retains discretion under the 2015 Incentive Plan to make incentive plan cash payments in amounts higher or lower than would otherwise be required under the 2015 Incentive Plan. In addition, all payments under the 2015 Incentive Plan are subject to “clawback” to the extent required by federal law.

Use of Compensation Consultant

Under the Compensation Committee’s charter, the Committee has the authority to retain, at the Company’s expense, independent counsel or other advisers as it deems necessary to carry out its responsibilities. During fiscal 2014, the Compensation Committee engaged Group 21, a national compensation consulting firm to report to it on the following matters:

•	Board compensation;
•	Compensation for new executive officers; and
•	Long-term incentive compensation.

As part of this engagement, Group 21 provided information to the Compensation Committee on compensation practices for both executive officers and boards of directors. This included information about public companies generally as well as public companies of comparable size and in various industries, including healthcare. Additional information about these studies is discussed below under “Director Compensation.”

The Compensation Committee and the Board reviewed the information developed by Group 21, and used this information in connection with the compensation of the new executive officers on June 1, 2014 and the development of the new long-term incentive compensation policy described above under “Equity Compensation and Long-Term Equity Incentive Plan.” The Compensation Committee remains focused on the best means for the Company to achieve and sustain profitability. The engagement of Group 21 was recommended by the Board and Group 21 reported directly to the Compensation Committee.

Accounting and Tax Considerations

We have structured our compensation program to comply with Internal Revenue Code Sections 162(m) and 409A. Under Section 162(m) of the Internal Revenue Code, a limitation was placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and these benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the executive officer is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. We have no individuals with non-performance based compensation paid in excess of the Internal Revenue Code Section 162(m) tax deduction limit.

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Equity Granting Process

Traditionally, the Company has issued stock options or restricted stock grants in connection with the appointment of new executive officers and other key employees, effective as of the first day of employment. We have also periodically awarded stock awards to our executive officers and other key salaried employees in conjunction with the review of their individual performance. These stock awards are approved in advance by the Compensation Committee or the Board of Directors. The Compensation Committee’s policy is to grant all equity awards to employees under shareholder approved-equity compensation plans, such as our 2007 Stock Incentive Plan.

Summary of Cash and Certain Other Compensation

The following table shows information concerning compensation earned for services in all capacities for (i) Gregg O. Lehman, Ph.D., former President and Chief Executive Officer, (ii) Chief Executive Officer Todd M. Austin, (iii) President Matthew S. Margolies, and (iv) Chief Operating Officer and Chief Financial Officer Wesley W. Winnekins (together referred to as our “Named Executive Officers”) for the fiscal years ended October 31, 2014 and 2013. Mr. Austin, Mr. Margolies and Mr. Winnekins began serving in their current positions on June 1, 2014, but their compensation is presented for the entire year.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Gregg O. Lehman, Ph.D., President and Chief Executive Officer(4)	2014	208,654	—	39,492	—	—	95,672	343,818
	2013	363,462	—	57,235	—	90,826	119,741	631,264

Todd M. Austin, Chief Executive Officer(5)	2014	255,289	—	91,200	51,671	—	122,962	521,122

Matthew S. Margolies, President(6)	2014	249,231	—	68,400	38,753	25,000	57,612	438,996

Wesley W. Winnekins, Chief Financial Officer and Chief Operating Officer(7)	2014	227,116	—	45,600	25,835	—	15,718	314,269
	2013	157,942	—	73,800	—	31,922	10,238	273,902

______________________________________

(1)	Dr. Lehman separated from MGC Diagnostics in May 2014. Dr. Lehman’s Stock Awards reflected for 2014 represents 7,145 shares previously awarded, whose vesting was accelerated at the time of his separation, valued at the modification date fair value computed in accordance with FASB ASC Topic 718. Dr. Lehman’s Stock Awards reflected for 2013 represents 10,221 shares awarded under the performance share award valued at the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Messrs. Austin, Margolies and Winnekins were awarded restricted stock awards in 2014 in the amount of 10,000, 7,500 and 5,000 shares, respectively, vesting over a three-year period. Mr. Winnekins was awarded restricted stock awards in 2013 in the amount of 12,000 shares, vesting over a three-year period. The tabled amounts represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For financial statement reporting purpose, the aggregate grant date fair value of these stock awards is amortized over three years. The Company recognized fiscal 2014 expense for the June 1, 2014 awards of $12,667, $9,512 and $6,338 for Messrs. Austin, Margolies and Winnekins, respectively. For a description of the assumptions in this determination, please see Note 11 of Notes to Consolidated Financial Statements in the Company’s Form 10-K for the year ended October 31, 2014.
(2)	Messrs. Austin, Margolies and Winnekins were awarded stock options in 2014 to acquire 10,000, 7,500 and 5,000 shares, respectively, vesting over a three-year period. The tabled amounts represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For financial statement reporting purpose, the aggregate grant date fair value of these option awards is amortized over three years. The Company recognized fiscal 2014 expense for the June 1, 2014 options stock awards of $7,110, $5,332 and $3,555 for Messrs. Austin, Margolies and Winnekins, respectively.
(3)	Represents amounts paid under the 2013 Incentive Plan. No amounts were paid to any employee under the 2014 Incentive Plan. Mr. Margolies was paid a bonus under his contractual sales incentive agreement prior to his employment contract amendment on June 1, 2014.
(4)	All Other Compensation for Mr. Lehman included accrued vacation pay paid at the time of separation of $38,236 for 2014; taxable fringe benefits for commuting and living expenses of $39,155 and $77,841 for 2014 and 2013, respectively; gross up of the tax on taxable fringe benefits of $17,838 and $37,107 for 2014 and 2013, respectively; and other compensation of $443 and $4,793 for 2014 and 2013, respectively.
(5)	All Other Compensation for Mr. Austin included taxable fringe benefits for commuting and living expenses of $59,878 for 2014; gross up of the tax on taxable fringe benefits of $28,388 for 2014; health and dental coverage of $28,478 for 2014, and other compensation of $6,218 for 2014.
(6)	All Other Compensation for Mr. Margolies included health and dental coverage of $40,189 for 2014; an auto allowance of $8,400 for 2014; a matching contribution on the 401(k) of $8,745 for 2014; and Other Compensation of $278 for 2014.
(7)	Mr. Winnekins joined MGC in February 2013 as Executive Vice President, Finance and Corporate Development (Chief Financial Officer) and was promoted to Chief Operating Officer and Chief Financial Officer in June 2014. All Other Compensation for Mr. Winnekins included health and dental coverage of $9,928 and $5,733 for 2014 and 2013, respectively; matching contribution under the Company’s 401(k) program of $5,512 and $3,789 for 2014 and 2013, respectively and other compensation of $278 and $716 for 2014 and 2013, respectively.
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Outstanding Equity Awards as of October 31, 2014

The following table sets forth certain information concerning equity awards outstanding to the Named Executive Officers at October 31, 2014:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(4)
Dr. Lehman	—	—	—	—	—	—
Mr. Austin (1)	—	10,000	9.12	6/1/2021	14,444	97,497
Mr. Margolies (2)	—	7,500	9.12	6/1/2021	11,500	77,625
Mr. Winnekins (3)	—	5,000	9.12	6/1/2021	13,000	87,750

______________________________________

(1)	Outstanding Options Awards for Mr. Austin vest 3,334, 3,333, and 3,333 on June 1, 2015, 2016 and 2017, respectively. Outstanding Stock Awards for Mr. Austin vest 4,444 on February 13, 2015 and 3,334, 3,333 and 3,333 on June 1, 2015, 2016 and 2017, respectively.
(2)	Outstanding Option Awards for Mr. Margolies vest 2,500, 2,500 and 2,500 on June 1, 2015, 2016 and 2017, respectively. Outstanding Stock Awards for Mr. Margolies vest 4,000 on May 7, 2015 and 2,500, 2,500 and 2,500 on June 1, 2015, 2016, 2017, respectively.
(3)	Outstanding Option Awards for Mr. Winnekins vest 1,667, 1,667 and 1,666 on June 1, 2015, 2016 and 2017, respectively. Outstanding Stock Awards for Mr. Winnekins vest 4,000 on February 1, 2015 and 2016, respectively, and 1,667, 1,667 and 1,666 on June 1, 2015, 2016, and 2017, respectively.
(4)	This column shows the Market Value of the unvested shares listed at a closing price of $6.75 on October 31, 2014.

Director Compensation

The following table sets forth certain information regarding the compensation the Company paid to its non-employee directors for services rendered during the fiscal year ended October 31, 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Mr. Baudhuin	60,750	32,003	92,753
Dr. Lynch	38,263	36,990	75,253
Mr. Munzenrider	64,500	32,003	96,503
Mr. Sheffert	71,079	51,973	123,052
Mr. Struik	31,829	51,973	83,802

______________________________________

The Company does not have non-equity incentive plans or nonqualified deferred compensation plans for non-employee directors. Accordingly, these columns have been omitted from the Director Compensation Table.

In fiscal 2014, each non-employee director received an annual retainer of $20,000 ($5,000 per quarter) and a meeting fee of $1,750 ($2,750 for Board chair) for each board meeting attended and $1,250 for each committee meeting attended. Board, Audit Committee and Nominating/Compensation Committee Chairpersons receive additional annual retainers of $25,000, $10,000 and $7,500, respectively. Two directors, Mr. Sheffert and Mr. Struik, received additional compensation of $21,300 and $4,800, respectively, for serving on a special committee that was formed to oversee the Company Strategic corporate development, including the Company’s August 1, 2014 acquisition of MediSoft SA.

The Board of Directors holds regular quarterly board meetings and holds a special meeting in connection with the Company’s Annual Meeting of Shareholders. During fiscal 2014, the Board of Directors had four regular, quarterly meetings, a special meeting in connection with the Company’s 2014 Annual Meeting of Shareholders and five additional special meetings, three of which were related to the Company’s August 1, 2014 acquisition of MediSoft.

Each non-employee director listed above received a grant of 3,045 shares as a portion of his or her current year board compensation. These grants were valued at $32,000, were issued on the date of the MGC Diagnostics Corporation 2014 Annual Meeting of Shareholders, and will vest on March 18, 2015.

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Effective August 1, 2013, each non-employee director had the ability to elect to receive up to 100% of his or her annual cash retainers, paid quarterly in MGCD shares in lieu of cash. Three of the Company’s non-employee directors elected to receive some or all of their quarterly directors’ retainer fees in this manner. As a result, values for “Fees Earned or Paid in Cash” are lower and “Stock Awards” are higher for Dr. Lynch in the amount of $4,987; Mr. Sheffert in the amount of $19,970 and Mr. Struik in the amount of $19,970, than they otherwise would have been. The value shown is the number of shares awarded valued at the market price on its grant date, in all cases computed in accordance with FASB ASC Topic 718.

In determining the amount and composition of Board compensation, the Board, considers information on non-employee director compensation that is publicly available, including the following:

•	The 2013-2014 National Association of Corporate Directors (“NACD”) Director Compensation Report, which report include a survey of 1,400 public companies, including those in the “Micro” Cap field;
•	The 2013 Survey of Board Compensation Practices of 600 mid-market public companies (“BDO 600 Survey”), which analyzes companies in both size and industry categories, including Healthcare; and
•	The 2014 Spencer Stuart Board Index, which focuses on Fortune 500 companies, but addresses a number of relevant board matters, including (i) overall board and committee compensation, (ii) board compensation mix including board and committee retainers; board and committee meeting fees; and stock and stock option programs, (iii) special committee services, (iv) number of board and committee meetings, and (v) board compensation by industry.

The Company reviews and considers information from studies such as these to ensure that the level and the composition of its non-employee director compensation reflects all the appropriate variables, including reasonableness relative to the time commitment and the long-term results of the Company.

Compensation of Officers and Related Matters

Former Chief Executive Officer Gregg O. Lehman, Ph.D.

The Company entered into a letter agreement on May 24, 2011, with Dr. Lehman as Interim Chief Executive Officer under which Dr. Lehman received an annual base salary of $320,000. The Company subsequently entered into an addendum to that letter agreement with Dr. Lehman as President and Chief Executive Officer under which Dr. Lehman received an annual base salary of $350,000 effective July 14, 2011. Dr. Lehman also had an annual bonus opportunity with target at 50% of his salary based on attainment of performance-based corporate goals developed by Dr. Lehman together with the MGC Compensation Committee and Board of Directors. Dr. Lehman also received a one-time initial award of 21,435 restricted shares of common stock vesting over a three-year period. In addition, Dr. Lehman was reimbursed for the lease of an executive apartment, a leased automobile, and reasonable commuting expenses, with these reimbursements grossed up for related taxes withheld.

On January 23, 2012, the Company and Dr. Lehman entered into a Change-in-Control Agreement. Under this agreement, if Dr. Lehman’s employment was terminated during a period of twelve months following a Change in Control of the Company (i) by the Company other than for Cause or death, or (ii) by Dr. Lehman for Good Reason (as these terms are defined in the Agreement), then he would have been entitled to a lump-sum payment equal to eighteen months of his currently effective base salary, as well as a pro-rata portion of target bonus if actual targets were met, with the bonus to be paid when other plan bonuses are were. In addition, in the event a Change in Control occurs, his unvested restricted share awards would immediately vest and his performance share grant would vest based on pro-rata achievement of the performance goals.

Under his offer letter, as amended August 4, 2011, the Board of Directors agreed that Dr. Lehman would have the ability to earn performance shares in an amount equal to one-third of his base salary. For fiscal years beginning November 1, 2011, 2012 and 2013, Dr. Lehman received an annual grant of performance-based stock with nominal value of one-third of his annual salary that would vest based upon satisfaction of performance criteria that was established by the Compensation Committee and Board of Directors.

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On December 18, 2013, the Board and Compensation Committee granted Dr. Lehman 8,832 performance shares for fiscal 2014 based on the closing stock price of $13.21 on December 18, 2013. These performance shares would begin vesting if the Company achieved threshold revenue and operating income levels set by the Board and Compensation Committee under the 2014 Incentive Plan. These shares expired on May 31, 2014, upon Dr. Lehman’s resignation from the Company.

On May 29, 2014, in light of Dr. Lehman’s significant contributions to the Company over the past three years, and his significant assistance and guidance to the Company and the Board of Directors for facilitating the transition of the Company’s new executive team, the Board accelerated the vesting of 7,145 shares of restricted common stock that had been granted to Dr. Lehman in 2011.

June 2014 Agreements with New Executive Officers

The Company appointed Todd M. Austin as Chief Executive Officer, effective June 1, 2014. Mr. Austin receives an annual base salary of $300,000. On June 1, 2014 he was issued a restricted stock grant for 10,000 shares and a stock option grant for 10,000 shares, each of which will vest in equal installments on the first, second and third anniversary of June 1, 2014. Mr. Austin continued to be eligible for participation in the Company’s 2014 Incentive Plan, under which he had the ability to earn up to 35% of his base salary upon the Company achieving its corporate revenue and operating income objectives at target, prorated from June 1, 2014.

The Company appointed Matthew S. Margolies as President, effective June 1, 2014. Mr. Margolies receives an annual base salary of $285,000. On June 1, 2014 he was issued a restricted stock grant for 7,500 shares and a stock option grant for 7,500 shares, each of which will vest in equal installments on the first, second and third anniversary of June 1, 2014. Mr. Margolies continued to be eligible for participation in the Company’s 2014 Incentive Plan, under which he had the ability to earn up to 30% of his base salary upon the Company achieving its corporate revenue and operating income objectives at target, prorated from June 1, 2014.

The Company appointed Wesley W. Winnekins as Chief Operating Officer in addition to his position as Chief Financial Officer, effective June 1, 2014. Mr. Winnekins receives an annual base salary of $245,000. On June 1, 2014 he was issued a restricted stock grant for 5,000 shares and a stock option grant for 5,000 shares, each of which will vest in equal installments on the first, second and third anniversary of June 1, 2014. Mr. Winnekins continued to be eligible for participation in the Company’s 2014 Incentive Plan, under which he had the ability to earn up to 30% of his base salary upon the Company achieving its corporate revenue and operating income objectives at target, prorated from June 1, 2014.

The Company entered into Employment Agreements dated as of June 1, 2014 with each of these officers. The respective Employment Agreements memorialize the salaries and equity awards described above. Each Employment Agreement also states that if Executive’s employment is terminated by the Company without Cause, and Executive executes a general release of claims against the Company and otherwise complies with his respective Employment Agreement, the Company will pay Executive the following compensation:

•	If Executive has been in his position with the Company for up to three years, the Company will pay an amount equivalent to six months of Executive’s Base Compensation immediately prior to termination;
•	If Executive has been in his position with the Company for more than three but less than six years, the Company will pay Executive an amount equivalent to twelve months of Executive’s Base Compensation immediately prior to termination;
•	If Executive elects COBRA continuation upon termination of employment, Company will pay Executive for the Employer’s portion of the premium cost during the time Executive remains eligible under COBRA and is receiving Base Compensation with the method of payment to be determined by the Company;
•	After six years of employment, the Company will pay no compensation to Executive upon this termination;
•	Bonuses earned but unpaid at the termination date will be at the discretion of the Board. Bonuses will not be prorated for a partial year; and
•	The method of payment, whether lump sum or periodic, will be at the Company’s sole discretion.

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The Company and each of these three executive officers entered into Change-in-Control Agreements. Under these respective agreements, if the executive employment is terminated during a period of 12 months following a change in control of the Company (i) by the Company other than for cause or (ii) by the executive for good reason, as those terms are defined in the agreement, then he will be entitled to a lump sum payment equal to 12 months of his currently effective base salary, as well as a prorated portion of target bonus if actual targets are met, with this bonus to be paid when other plan bonuses are paid.

Share Ownership Guidelines for Directors and Executive Officers.

On December 15, 2011, the Board adopted share ownership guidelines for Board members and executive officers as follows:

Position	Share Ownership Guidelines
Non-employee Director	Three times annual cash compensation
Chief Executive Officer	Two times annual base salary
Other Executive Officers	One times annual base salary

These guidelines became effective on November 1, 2011, with the expectation that all persons to whom the guidelines were applicable would achieve them within five years of November 1, 2011, or within five years of their respective employment or Board commencement date if after November 1, 2011. Directors would therefore be expected to acquire and hold stock equal to three times their annual cash compensation. For example, if a director were to receive $40,000 in cash and additional compensation in Company stock, only the cash component would be considered in determining the target share ownership level.

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PROPOSAL 3:
ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

Provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) require public companies to hold advisory (non-binding) votes on executive compensation. Consistent with the requirements applicable to MGC under the Dodd-Frank Act, the Board of Directors is asking shareholders to cast an advisory vote approving the named executive officer compensation as described in this proxy statement.

As described in detail in the section entitled “Executive Compensation – Executive Compensation Philosophy and Objective of Compensation Program,” our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. We encourage our shareholders to read the Executive Compensation section of this proxy statement for a more detailed discussion of our executive compensation programs, including information about the fiscal year 2014 compensation of our Named Executive Officers.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholder to vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the shareholders of MGC Diagnostics Corporation approve, on an advisory basis, the compensation of the named executive officers, as disclosed pursuant to the rules of the Securities and Exchange Commission in MGC’s proxy statement for the 2015 Annual Meeting of Shareholders.

Approval of this Proposal 3 requires the affirmative vote of the holders of the majority of the shares present, in person or by proxy, and entitled to vote on this Proposal 3. Although this advisory vote is not binding on the Compensation Committee or the Board of Directors, the Compensation Committee will carefully consider the outcome of the vote and take into consideration concerns raised by shareholders when determining future compensation arrangements.

The Board of Directors Recommends Shareholders Vote FOR Proposal 3:
Advisory Vote Approving Executive Compensation.

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Proposal 4
Approval of Amendment to the MGC Diagnostics Corporation
2007 Stock Incentive Plan

At this 2015 Annual Meeting, shareholders are asked to approve an amendment to the Company’s 2007 Stock Incentive Plan (the “2007 Plan”) to increase the number of shares issuable under the 2007 Plan by 100,000 shares to 850,000 shares and make the other changes described below. A copy of the 2007 Plan as amended has been filed with the SEC as an appendix to this Proxy Statement.

The Company’s shareholders approved an amendment to the 2007 Plan on May 25, 2010, that increased the number of shares issuable under the 2007 Plan from 650,000 to 750,000. As of January 23, 2015, of the 750,000 shares authorized under the 2007 Plan:

•	74,520 options have been exercised;
•	48,150 shares are subject to outstanding options;
•	326,727 shares had been issued pursuant to fully vested restricted stock awards;
•	10,221 shares had been issued as performance shares;
•	57,701 shares are subject to outstanding restricted stock awards;
•	7,415 shares have been issued to non-employee directors in lieu of quarterly director fees; and
•	225,266 shares are available for future grant.

In addition, the Company has 4,500 shares subject to outstanding options under the 2002 Stock Option Plan (“2002 Plan”). No additional options or restricted stock grants may be issued under the 2002 Plan.

Review of the 2007 Plan

The purpose of the 2007 Plan is to attract and retain talented and experienced people, closely link employee compensation with performance realized by shareholders, and reward long-term results with long-term compensation. The 2007 Plan will permit the Company, under supervision of the Board, to grant stock incentive awards to current and new employees holding key management and technical positions, directors on the Company’s Board, and key external service providers of the Company and its subsidiaries.

The 2007 Plan:

•	does not permit option re-pricing or re-granting of shares that are turned back to pay the exercise price or to satisfy the holder’s tax obligations; and
•	permits the Company, as a condition to new awards, to cancel and recover amounts received by employees as compensation or under stock incentive awards in the event financial mismanagement is discovered, or the employee violates Company policies or agreements, such as a non-compete or non-disclosure agreement.
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Key Terms of the 2007 Plan and Proposed Amendments

The following is a brief summary of the key terms of the 2007 Plan, with the proposed changes underlined in bold:

Key Plan Features	Description
Plan Term	August 22, 2007 to August 22, 2017, to be extended to August 22, 2020
Eligible Participants	•	employees in key management and technical positions of the Company and any subsidiary as determined by the Board
	•	non-employee members of the Board of Directors
	•	key service providers of the Company or any subsidiary
Total Shares Authorized	•	750,000 shares of common stock for all types of stock incentive awards, to be increased to 850,000 shares
Individual Share Limits	•	up to 750,000 shares for all incentive stock options, to be increased to 850,000 shares
	•	up to 400,000 shares for restricted stock awards, to be increased to 500,000
	•	up to 450,000 shares for all stock incentive awards to non-employee Directors, to be increased to 500,000
	•	up to 100,000 shares per person per year under all stock incentives
	•	up to an additional 25,000 shares for stock incentives to a newly-hired key employee
Type of Stock Incentive Awards	•	incentive and non-qualified stock options with an exercise period no longer than ten years
	•	restricted stock and restricted stock units
	•	stock appreciation rights
	•	performance stock and performance units, with the criteria set forth below as modified below under “Performance shares and performance units.”
	•	other awards in stock or cash
Vesting and exercise	•	determined by Board or Committee based on service (time vesting) or upon achievement of performance targets (performance vesting) or both
	•	all non-performance awards vest upon a change in control
	•	objective performance criteria in the 2007 Plan will permit deductibility of executive officer awards as performance based compensation under Code Section 162(m)
Permissible features	•	forfeiture and recoupment of prior award values for financial mismanagement or other breaches of responsibilities to the Company
	•	possession of restricted stock and restricted stock units by the Company until restrictions lapse
	•	dividend and dividend equivalents on awards may be paid currently or deferred
	•	options may be exercised with previously acquired shares
Features not permitted without Shareholder approval	•	increase the number of shares reserved or any of the limits stated in the 2007 Plan
	•	extend the term of the 2007 Plan
	•	re-price stock options or stock appreciation rights
	•	re-grant shares tendered for stock option exercise or payment of taxes

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Who is Eligible for Stock Incentive Awards

Employees who hold key management and technical positions with the Company or any subsidiary, non-employee members of the Board of Directors and key service providers to the Company and its subsidiaries are eligible to receive awards under the 2007 Plan. The Board or the Compensation Committee will determine which employees and other eligible persons will be awarded stock incentives under the 2007 Plan. Currently, the Company has six non-employee Board members and approximately 25 key management and technical employees.

The Board intends to continue to use a mix of stock options, stock appreciation rights, restricted stock and performance stock.

Types of Stock Incentives to be Awarded

Subject to the limits under the 2007 Plan, the Board has the discretionary authority to determine the size of the award, the type of award, and if it will be tied to meeting performance-based requirements or will vest over time. For executive officers, the performance-based requirements for vesting in an award may be designed to comply with Section 162(m) of the Internal Revenue Code to permit the Company to deduct the value of the award for income tax purposes. The Committee will have the authority to determine the levels of annual grants of restricted stock and non-qualified stock options to be awarded each year to non-employee directors upon their election at the annual meeting of shareholders. Under the 2007 Plan, the total number of restricted stock grants and non-qualified options granted each year at the annual shareholders meeting may not exceed 20,000 shares per non-employee director. In addition to the annual grant, the Committee has the ability to grant awards at times other than the annual meeting.

The types of awards that may be made under the 2007 Plan are as follows:

•	Incentive stock options and non-qualified stock options: the right to purchase shares where value is based on the appreciation in the underlying shares in excess of an exercise price, which right may be exercised by the holder during the term of the option, unless earlier terminated upon certain events, such as for cause. The exercise price may be paid in cash or in previously owned shares or by other means permitted by the Board.
•	Stock appreciation rights: a contractual right to the increase in the value of the underlying shares subject to the award that does not require payment based on the fair market value at time of grant, but which pays the appreciation in stock value when elected by the holder in the form of whole shares or cash, or a combination of both.
•	Restricted stock and restricted stock units: awards of stock that do not require purchase, but that are not immediately available to the recipient until certain restrictions lapse, either based on time or upon achievement of performance related criteria. Restricted units may vest earlier than the date the shares are actually paid in exchange for the units, which may result in a deferral of income. The holder of restricted stock is entitled to vote those shares. The Board may determine whether, with respect to restricted stock, to pay dividends on those shares to the holder or to defer dividends. Restricted stock units are not outstanding until paid in stock and therefore do not have voting or dividend rights.
•	Performance shares and performance units: awards of restricted or unrestricted stock that are issued to the recipient only upon satisfaction of performance-based criteria.
•	Other awards: additional opportunities to reward participants through payment of cash or stock as a bonus, or as deferred compensation, or for other purposes for which stock will provide a meaningful incentive.
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Performance shares and performance units:

The performance measures to be used by the Committee for purposes of grants must be chosen from among one or more of the following:

•	earnings per share;
•	net income (before or after taxes);
•	return measures (including, but not limited to, return on assets, equity or sales);
•	cash flow return on investments which equals net cash flows divided by owners’ equity;
•	earnings before or after interest, taxes, depreciation and amortization;
•	gross revenues;
•	operating income (before or after taxes);
•	total shareholder return;
•	corporate performance indicators (indices based on the level of certain services provided to customers);
•	cash generation, working capital, or profit or revenue targets;
•	growth measures, such as revenue growth;
•	ratios, such as expenses or market share; and
•	price (including, but not limited to, growth measures and total shareholder return).

In setting performance goals using these performance measures, the Committee may establish absolute goals or goals relative to a peer group performance or other benchmark, and may exclude the effect of changes in accounting standards and non-recurring unusual events specified by the Committee such as write-offs, capital gains or losses, and acquisitions or dispositions of businesses.

Adjustments to Stock Incentives for Corporate Transactions

In the event of a stock dividend, recapitalization, stock split, reorganization, merger, spin-off, repurchase or exchange of the Company’s common stock or similar event effecting the Company’s stock, the Board may in its discretion adjust the number and kind of shares granted under the 2007 Plan, including the number and exercise price of shares subject to outstanding options or stock appreciation rights, and to adjust restricted stock, restricted stock units, performance stock and performance share units and other awards.

Exercise Price for Stock Options

The exercise price of stock options granted under the 2007 Plan may not be less than the fair market value of the Company’s common stock on the date of grant. No option may have a term longer than ten years. No option may be repurchased or exchanged for a lower-priced option.

Effect on Termination of Employment on Stock Incentives

Subject to certain exceptions requiring earlier termination, under the terms of the 2007 Plan, except as otherwise set forth in the stock option agreement, stock options will expire and cannot be exercised 90 days after the termination of a participant’s employment, except upon death, disability or retirement in which case they can be exercised up to 180 days after termination of employment. Prior to that time, only options that have become exercisable under their terms, based on either service based or performance based vesting, may be exercised. The Board may at any time after an award vest part or all of the unvested options as it deems appropriate.

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Restricted stock and restricted stock units will be forfeited if not vested when the participant terminates employment, including upon death, disability or retirement. The Board may also accelerate vesting at any time after the restricted stock incentive is awarded.

For options and restricted stock, restricted stock units, performance stock and performance units, the Board may elect not to accelerate awards that would otherwise vest only upon achievement of performance criteria if those targets have not been achieved, or the performance period has not expired.

Effect of a Change in Control on Stock Incentives

Stock options become fully exercisable and restricted stock and restricted stock units automatically become fully vested upon the occurrence of a change in control as defined in the 2007 Plan, except that awards based on performance criteria where the performance period has not yet closed at the time of a change in control will not automatically accelerate. The Board may require options or stock appreciation rights be exercised prior to the change in control, may pay cash or other securities to cancel awards in connection with the change in control, or may provide for the successor to substitute its stock for outstanding awards.

Transferability of Stock Incentives

Stock options, restricted stock, restricted stock units, performance stock, and performance units, as well as other awards under the 2007 Plan that are vested at the time of the death of the participant, are transferable only by the participant’s last will and testament or applicable state laws on decent and distribution. Restricted stock, restricted stock units, performance stock and performance units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse or the performance targets have been achieved.

Administration

The Board, or the Compensation Committee if one is in operation, will administer the 2007 Plan. The Board will select employees who receive awards, determine the number of shares covered by each award, and establish the other terms and conditions consistent with the limitations contained in the 2007 Plan. The Board may also interpret the 2007 Plan, may establish and amend terms of existing stock incentive awards, except that if the participant is adversely affected by the amendment, the participant must also consent.

To the extent required by law or desired for tax purposes, awards to executive officers will be made only by persons who qualify as outside directors under securities and tax laws. The Board may delegate to an executive officer all or part of its responsibilities to make awards, other than the authority to make awards to other executive officers.

Amendments to the 2007 Plan

The Board may amend or suspend the 2007 Plan at any time, but without the approval of the shareholders, no amendment may:

•	increase the number of shares that may be used under the 2007 Plan, or change any other limit on various types of awards;
•	permit the re-pricing of outstanding stock options; or
•	amend the maximum shares that may be granted as awards to any participant.
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Tax Consequences of Stock Incentives to Participants and the Company

Options. Stock options granted under the 2007 Plan may either be granted as incentive stock options, which are governed by Internal Revenue Code Section 422, or as non-qualified stock options, which are governed by Internal Revenue Code Section 83. Generally, no federal income tax is payable by the participant upon the grant of an incentive stock option and no deduction is taken by the Company. If certain holding periods are met, the exercise of an incentive stock option does not result in taxation to the participant; rather, the participant is taxed only at the time of sale. If the shares have been held for at least one year after the date of exercise and at least two years from the date of grant of the option, the participant will be taxed on any appreciation in excess of the exercise price as long-term capital gains. In that event, the Company is not entitled to a deduction for the amount of the capital gains.

Under current tax laws, if a participant exercises a non-qualified stock option, the participant will be taxed on the difference between the fair market value of the stock on the exercise date and the exercise price and, thereafter, the participant would receive capital gains on any appreciation in stock value after the exercise date, depending upon the length of time the participant held the stock after exercise. When the option is exercised, the Company will be entitled to corresponding tax deduction.

Restricted and Performance Stock and Units. Awards of restricted stock and restricted stock units, performance stock and performance units under the 2007 Plan generally are not subject to federal income tax when awarded, unless the participant properly elects to accelerate the tax recognition. Restricted stock is generally subject to ordinary income tax at the time the restrictions lapse and performance stock is taxed at the time the performance targets are met. Restricted stock units and performance units are generally subject to ordinary tax at the time of payment, even if vested earlier. The Company is entitled to a corresponding deduction at the time the participant recognizes taxable income on the restricted or performance stock or units.

Additional Information

The Company intends to file a Form S-8 Registration Statement with the SEC covering the additional 100,000 shares after shareholder approval of this amendment.

The Board of Directors Recommends That Shareholders Vote FOR the Proposal to Adopt and Approve
Amendments to the MGC Diagnostics Corporation 2007 Stock Incentive Plan.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors, in accordance with its charter, reviewed and discussed the audited consolidated financial statements with management and Baker Tilly Virchow Krause, LLP, our independent registered public accounting firm. Management of the Company is responsible for the preparation, presentation, and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for auditing the Company’s consolidated financial statements and expressing an opinion as to whether they are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States of America.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements as of and for the fiscal year ended October 31, 2014 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm.

The Audit Committee has discussed with the independent registered public accounting firm matters required to be discussed by the applicable Auditing Standards as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties). In addition, the independent registered public accounting firm provided to the Audit Committee the written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications to the Audit Committee concerning independence. The Audit Committee and the independent registered public accounting firm have discussed the auditors’ independence from the Company and its management, including the matters in those written disclosures.

Additionally, the Audit Committee reviewed and pre-approved the services provided by Baker Tilly other than audit services and considered whether the provision of these other services by Baker Tilly is compatible with maintaining its independence. In reliance on the reviews and discussions with management and the independent auditors referred to above, the Audit Committee believes that the non-audit services provided by the independent registered public accounting firm are compatible with, and did not impair, auditor independence.

The Audit Committee also discussed with Baker Tilly the overall scope and plans for their audit for fiscal 2014. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in the charter, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended October 31, 2014, as filed with the Securities and Exchange Commission.

Fiscal 2014 Members of the Audit Committee

Robert E. Munzenrider                 John R. Baudhuin                 Hendrik Struik

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On May 26, 2011, the Company adopted a related-party transaction policy applicable to any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which the Company is a participant and in which a related party has a direct or indirect interest. The policy defines “related party” to include (i) all directors and executive officers of the Company, (ii) any nominee for director, (iii) any holder of more than five percent of the Company’s common stock, or (iv) an immediate family member of any of these parties. The Audit Committee of the Board must approve any Related-Party Transaction subject to the policy, after making a determination that the related-party transaction is beneficial to the Company and the terms of the related-party transaction are fair to the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended October 31, 2014, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

Other Matters

As of the date of this Proxy Statement, management knows of no other matters that may come before the 2015 Annual Meeting. However, if matters other than those referred to above should properly come before the 2015 Annual Meeting, the individuals named on the enclosed proxy card intend to vote such proxy in accordance with their best judgment.

By Order of the Board of Directors,

Mark W. Sheffert

Chairman of the Board of Directors

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MGC DIAGNOSTICS CORPORATION
2007 STOCK INCENTIVE PLAN

(Changes subject to shareholder approval are underlined)

SECTION 1
PURPOSE

The purpose of the Plan is to enable MGC Diagnostics Corporation 1(the “Company”) and its Subsidiaries to attract and retain employees, directors and service providers of the Company by aligning financial interests of these individuals with the other shareholders of the Company.  The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units, and Other Awards to aid the Company in obtaining these goals.

SECTION 2
DEFINITIONS

2.1	BOARD means the Board of Directors of the Company.

2.2
CAUSE means, unless otherwise defined in the Stock Incentive Agreement or in a separate agreement with the Participant that governs Stock Incentives granted under this Plan, a felony conviction of a Participant or a material violation of any Company policy, including, without limitation, any policy contained in the Company’s Code of Conduct, or due to embezzlement from or theft of property belonging to the Company, regardless of when facts resulting in a finding of Cause are discovered by the Company.

2.3	CODE means the Internal Revenue Code of 1986, as amended from time to time, or any successor statue.

2.4
COMMITTEE means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan.  If no Committee is established, then the functions of the Committee will be performed by the full board.

2.5	COMPANY means MGC Diagnostics Corporation, a corporation organized under the laws of the State of Minnesota (or any successor corporation).

2.6
DISABILITY means a physical or mental condition resulting from a bodily injury or disease or mental disorder rendering a person incapable of continuing to perform the essential employment duties of the person at the Company as these duties existed immediately prior to the bodily injury, disease or mental disorder.

2.7	EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

2.8	EXERCISE PRICE means the price that will be paid to purchase one Share upon the exercise of an Option granted under this Plan.

2.9	FAIR MARKET VALUE of one Share of Common Stock on any given date will be determined by the Committee as follows:

(a)	if the Common Stock is listed for trading on one or more national securities exchanges, or is traded on the Nasdaq Stock Market, the last reported sales price on the principal

1 The Plan was originally entitled the Angeion Corporation 2007 Stock Incentive Plan.  The Plan was renamed effective August 21, 2012 with the Company name change.

exchange or the Nasdaq Stock Market on the date in question, or if the Common Stock did not trade on the principal exchange or on the Nasdaq Stock Market on the date, the last reported sales price on the principal exchange or the Nasdaq Stock Market on the first day prior thereto on which the Common Stock was traded; or

(b)
if the Common Stock is not listed for trading on a national securities exchange or the Nasdaq Stock Market, but is traded in the over-the-counter market the OTC Bulletin Board, the closing bid price for the Common Stock on the date in question, or if there is no bid price for the Common Stock on the date, the closing bid price on the first day prior thereto on which the price existed; or

(c)
if neither (a) or (b) is applicable, with respect to any Option intended to qualify as an ISO, by any fair and reasonable determination made in good faith by the Committee, and, with respect to any other Stock Incentive that is intended to be exempt from the requirements of Code Section 409A, a value determined by the reasonable application of a reasonable valuation method as defined in regulations promulgated under Code Section 409A, Inclusion in Gross Income of Deferred Compensation under Nonqualified Deferred Compensation Plan which determination will be final and binding on all parties.

2.10	INDEPENDENT DIRECTOR means a member of the board who is not otherwise an employee of the Company or any Subsidiary.

2.11
INSIDER means an individual who is, on the relevant date, an officer, member of the Board or ten percent beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.12	ISO means an Option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Code Section 422, Incentive Stock Options, as an incentive stock option.

2.13	KEY EMPLOYEE means any employee of the Company or any Subsidiary holding a key management or technical position as determined by the Committee.

2.14	KEY PERSON means a person, other than a Key Employee, who is

(a)	a member of the Board; or

(b)	a service provider providing bona fide services to the Company or any Subsidiary who is eligible to receive Shares that are registered on SEC Form S-8.

2.15	NQSO means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Code Section 422.

2.16	OPTION means an ISO or a NQSO.

2.17	OUTSIDE DIRECTOR means a member of the Board who is not an employee and who qualifies as

(a)	a “non-employee director” under Rule 16b-3(b)(3) under the Exchange Act, as amended from time to time, and

(b)	an “outside director” under Code Section 162(m) and the regulations promulgated under Section 162(m).

2.18	PARTICIPANT means a Key Person or Key Employee who is designated to receive an award under the Plan by the Committee.

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2.19	PERFORMANCE-BASED EXCEPTION means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

2.20	PERFORMANCE PERIOD means the period during which a performance goal must be attained with respect to a Stock Incentive that is performance based, as determined by the Committee.

2.21
PERFORMANCE STOCK means an award of Shares granted to a Participant that is subject to the achievement of performance criteria, either as to the delivery of the Shares or the calculation of the amount deliverable as a result of achieving a level of performance over a specified Performance Period, or any combination thereof.

2.22
PERFORMANCE UNITS means a contractual right granted to a Participant to receive a Share (or cash equivalent) upon achievement of performance criteria or a level of performance over a specified Performance Period that are deliverable either at the end of the Performance Period or at a later time.

2.23	PLAN means the MGC Diagnostics Corporation 2007 Stock Incentive Plan, as it may be amended from time to time.

2.24	QUALIFYING EVENT means, with respect to a Participant, the Participant’s death, Disability or Retirement.

2.25
RESTRICTED STOCK AWARD means an award of Shares granted to a Participant under this Plan that is subject to restrictions in accordance with the terms and provisions of this Plan and the applicable Stock Incentive Agreement.

2.26
RESTRICTED STOCK UNIT means a contractual right granted to a Participant under this Plan to receive a Share (or cash equivalent) that is subject to restrictions in accordance with the terms and provisions of this Plan and the applicable Stock Incentive Agreement.

2.27	RETIREMENT means retirement from active employment with the Company and any subsidiary or parent corporation of the Company on or after age 65 or such other age as the Committee may determine.

2.28	SHARE or COMMON STOCK means a share of the common stock of the Company.

2.29
STOCK APPRECIATION RIGHT means a right granted to a Participant pursuant to the terms and provisions of this Plan under which the individual, without payment to the Company (except for any applicable withholding or other taxes), receives Shares, or other consideration as the Committee may determine, in an amount equal to

(a)	the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised

(b)	over the specified price per Share noted in the Stock Appreciation Right, for each Share subject to the Stock Appreciation Right.

2.30	STOCK INCENTIVE means an ISO, a NQSO, a Restricted Stock Award, a Restricted Stock Unit, a Stock Appreciation Right, a Performance Stock or Performance Unit or cash.

2.31	STOCK INCENTIVE AGREEMENT means a document issued by the Company or a Subsidiary to a Participant evidencing an award of a Stock Incentive.

2.32	SUBSIDIARY means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last

3

corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.33
TEN PERCENT SHAREHOLDER means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent of the total combined voting power of all classes of shares of stock of either the Company or a Subsidiary.

SECTION 3
SHARES SUBJECT TO STOCK INCENTIVES

3.1
The aggregate number of Shares that may be issued under the Plan is ~~750,000~~850,000 Shares, subject to adjustment as provided in Section 10.2  Effective immediately upon the approval of this Plan by the shareholders of the Company, the Company’s 2002 Stock Option (the “Prior Plan”) is amended by this Plan to eliminate the authority and discretion of the Board, the Compensation Committee of the Board and any executive officer of the Company to grant any new awards or options (or to amend any previously granted award or option to increase the number of shares) under the Prior Plan, including with respect to any shares that would become available for issuance as a result of the cancellation or forfeiture of shares under any previously granted awards or options.  Within the aggregate limit specified above and subject to adjustment as provided in Section 10:

(a)	No more than ~~750,000~~850,000 Shares may be used for Incentive Stock Options;

(b)	No more than ~~450,000~~500,000 Shares may be used for Stock Incentives for non-employee Directors; and

(c)	No more than ~~400,000~~500,000 Shares may be used for Restricted Stock Awards.

All Shares will be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares that have been reacquired by the Company.

3.2
For purposes of determining the limits described in this Plan, in particular this Section 3, Shares covered by a Stock Incentive will not be counted as used unless and until actually delivered to a Participant.  In addition, the following principles will apply in determining the number of Shares under any applicable limit:

(a)	Shares tendered in payment of the Exercise Price of an Option will not be added back to the limit;

(b)	Shares withheld by the Company to satisfy the tax withholding obligation will not be added back to the limit;

(c)	Shares that are repurchased by the Company with the proceeds of exercised Options will not be added back to the limit;

(d)	All Shares covered by a Stock Appreciation Right that is settled in Shares will reduce the applicable limits; and

2 The Plan originally authorized 250,000 shares. An amendment approved by the shareholders in 2008 increased the authorized shares to 550,000. An amendment approved by the shareholders in June 2009 increased the authorized shares to 650,000. On March 9, 2010, the Board of Directors increased the authorized shares to 750,000, subject to shareholder approval, which was received on May 25, 2010.  On December 17, 2014, the Board of Directors increased the authorized shares to 850,000, subject to shareholder approval at the 2015 Annual Meeting of Shareholders to be held on March 18, 2015.

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(e)	Any Stock Incentive that is settled in cash will not reduce the applicable limits.

3.3
Subject to adjustment pursuant to Section 10, no Participant may be granted any Stock Incentive covering an aggregate number of Shares in excess of 100,000 in any calendar year.  Notwithstanding the foregoing, in connection with his or her initial service, a Participant may be granted Stock Incentives covering not more than 25,000 Shares that will not count against the limit set forth in the preceding sentence.

SECTION 4
EFFECTIVE DATE

The effective date of this Plan is August 22, 2007, which is the date on which the shareholders of the Company originally approved the Plan.

SECTION 5
ADMINISTRATION

5.1	GENERAL ADMINISTRATION.

The Committee will administer this Plan.  The Committee, acting in its absolute discretion, will exercise the powers and take the action expressly called for under this Plan.  The Committee will have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take other action in the administration and operation of the Plan as it deems equitable under the circumstances.  The Committee’s actions are binding on the Company, on each affected Participant, and on each other person directly or indirectly affected by actions.

5.2	AUTHORITY OF THE COMMITTEE.

Except as limited by law or by the Articles of Incorporation or By-laws of the Company, and subject to the provisions herein, the Committee will have full power to select Participants in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and Stock Incentives.

Further, the Committee may make all other determinations that may be necessary or advisable for the administration of the Plan.  The Committee may seek the assistance of any persons as it may see fit in carrying out its routine administrative functions concerning the Plan.

5.3	DELEGATION OF AUTHORITY.

The members of the Committee and any other persons to whom authority has been delegated by the Committee will be appointed from time to time by, and serve at the discretion of, the Board.  The Committee may appoint one or more separate committees (“Subcommittee”) composed of two or more Outside Directors of the Company (who may but need not be members of the Committee) and may delegate to any Subcommittee or to one or more executive officers of the Company the authority to grant Stock Incentives, or to administer the Plan or any aspect of it.  Only the Committee may grant Stock Incentives that may meet the Performance-Based Exception, and only the Committee may grant Stock Incentives to Insiders that may be exempt from Section 16(b) of the Exchange Act.  Notwithstanding any provision of this Plan to the contrary, the Board may assume the powers and responsibilities granted to the Committee or other delegatee at any time, in whole or in part.

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5.4	DECISIONS BINDING.

All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Committee will be final, conclusive and binding on all persons, including the Company, its shareholders, members of the Board, Participants, and their estates and beneficiaries.

SECTION 6
ELIGIBILITY

Participants selected by the Committee will be eligible for the grant of Stock Incentives under this Plan, but no Participant will have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Eligible Recipient.

SECTION 7
TERMS OF STOCK INCENTIVES

7.1	TERMS AND CONDITIONS OF ALL STOCK INCENTIVES.

(a)
Grants of Stock Incentives.  The Committee, in its absolute discretion, may grant Stock Incentives under this Plan from time to time and will have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives.  The Committee will not have the right to

(i)	lower the Exercise Price of an existing Option,

(ii)	take any action that would be treated as a “repricing” under generally accepted accounting principles, or

(iii)
cancel an existing Option at a time when its Exercise Price exceeds the fair market value of the underlying stock subject to the Option in exchange for another Option, a Restricted Stock Award, or other equity in the Company (except as provided in Sections 10 and 11).

Stock Incentives will be granted to Participants selected by the Committee, and the Committee will be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Participants, or to grant all Stock Incentives subject to the same terms and conditions.

(b)
Shares Subject to Stock Incentives.  The number of Shares as to which a Stock Incentive will be granted will be determined by the Committee in its sole discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan, and to any other restrictions contained in this Plan.

(c)
Stock Incentive Agreements.  Each Stock Incentive will be evidenced by an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of the Stock Incentives granted.  The Stock Incentive Agreement may be in an electronic medium, may be limited to notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant.  The Committee will have sole discretion to modify the terms and provisions of Stock Incentive Agreements in accordance with Section 12 of this Plan.

(d)	Date of Grant. The date a Stock Incentive is granted will be the date on which the Committee

(i)	has approved the terms and conditions of the Stock Incentive Agreement,

6

(ii)	has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive and

(iii)	has taken all other action necessary to direct the grant of the Stock Incentive.

(e)
Vesting of Stock Incentives.  Stock Incentives under the Plan may have restrictions on the vesting or delivery of and, in the case of Options, the right to exercise, that lapse based upon the service of a Participant, or based upon other criteria that the Committee may determine appropriate, such as the attainment of performance goals determined by the Committee, including but not limited to one or more of the performance criteria listed in Section 13.  If the Award is intended to meet the Performance-Based Exception, the attainment of these performance goals must be certified in writing by the Committee prior to payment thereof.  Until the end of the period(s) of time specified in the vesting schedule or the satisfaction of any performance criteria, the Shares subject to the Stock Incentive Award will remain subject to forfeiture.

(f)
Acceleration of Vesting of Stock Incentives.  The Committee will have the power to permit, in its sole discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of these restrictions with respect to any part or all of the Shares awarded to a Participant.  The Committee may, however, grant Stock Incentive Awards precluding accelerated vesting in order to qualify the Stock Incentive Awards for the Performance-Based Exception.

(g)
Dividend Equivalents.  The Committee may grant dividend equivalents to any Participant.  The Committee may establish the terms and conditions to which the dividend equivalents are subject.  Dividend equivalents may be granted only in connection with a Stock Incentive.  Under a dividend equivalent, a Participant will be entitled to receive currently, or in the future, payments equivalent to the amount of dividends paid by the Company to holders of common stock with respect to the number of dividend equivalents held by the Participant.  The dividend equivalent may provide for payment in Shares or in cash, or a fixed combination of Shares or cash, or the Committee may reserve the right to determine the manner of payment at the time the dividend equivalent is payable.  Any dividend equivalent on a Stock Incentive that is intended to be exempt from Code Section 409A must be stated in a separate arrangement.

(h)
Transferability of Stock Incentives.  Except as otherwise provided in a Participant’s Stock Incentive Agreement, no Stock Incentive granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution.  Except as otherwise provided in a Participant’s Stock Incentive Agreement, during the Participant’s lifetime, only the Participant may exercise any Option or Stock Appreciation Right unless the Participant is incapacitated in which case the Option or Stock Appreciation Right may be exercised by, and any other Stock Incentive may be payable to, the Participant’s legal guardian, legal representative, or other representative whom the Committee deems appropriate based on applicable facts and circumstances.  The determination of incapacity of a Participant and the identity of an appropriate representative of the Participant to exercise the Option or receive any other benefit under a Stock Incentive if the Participant is incapacitated will be determined by the Committee.

(i)
Deferral Elections.  The Committee may permit or require Participants to elect to defer the issuance of Shares or the settlement of awards in cash under this Plan pursuant to rules, procedures, or programs as it may establish from time to time.  The Committee may not, however, in establishing the terms and provisions of any Stock Incentive, or in exercising its powers under this Article:

7

(i)
create any arrangement that would constitute an employee pension benefit plan as defined in ERISA Section 3(3) unless the arrangement provides benefits solely to one or more individuals who constitute members of a select group of management or highly compensated employees; or

(ii)
create any arrangement that would constitute a deferred compensation plan as defined in Code Section 409A unless the arrangement complies with Code Section 409A and regulations promulgated thereunder or unless the Committee, at the time of grant, specifically provides that the Stock Incentive is not intended to comply with Section 409A of the Code.

7.2	TERMS AND CONDITIONS OF OPTIONS.

(a)
Grants of Options.  Each grant of an Option will be evidenced by a Stock Incentive Agreement that specifies whether the Option is an ISO or NQSO, and incorporate other terms as the Committee deems consistent with the terms of this Plan and, in the case of an ISO, necessary or desirable to permit the Option to qualify as an ISO.  The Committee or the Company may modify the terms and provisions of an Option in accordance with Section 12 of this Plan even though the modification may change the Option from an ISO to a NQSO.

(b)
Termination of Employment.  Except as provided in the Option Agreement or a separate agreement with the Participant that governs Options granted under this Plan, or as otherwise provided by the Committee:

(i)
if the Participant’s employment (or in the case of a non-employee, the Participant’s service) with the Company and a Subsidiary ends before the Options vest, the Participant will forfeit all unvested Options; and

(ii)
any Option held by the Participant may thereafter be exercised to the extent it was exercisable at the time of termination, but may not be exercised after 90 days after the termination, or the expiration of the stated term of the Options, whichever period is the shorter.  In the event a Participant’s employment with the Company or any Subsidiary is terminated for Cause, all unexercised Options granted to the Participant will immediately terminate.

(c)
Death, Disability and Retirement.  Except as provided in the Option Agreement or a separate agreement with the Participant that governs Options granted under this Plan, and except as otherwise provided by the Committee:

(i)	if a Qualifying Event occurs before the date or dates on which Options vest, the Participant will forfeit all unvested Options; and

(ii)
any Option held by the Participant may thereafter be exercised to the extent it was exercisable at the time of the Qualifying Event, but may not be exercised after 180 days after the Qualifying Event, or the expiration of the stated term of the Options, whichever period is the shorter.

(d)
Exercise Price.  Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price must be specified in the applicable Stock Incentive Agreement.  With respect to each grant of an ISO to a Participant who is not a Ten Percent Shareholder, the Exercise Price may not be less than the Fair Market Value of a Share on the date the ISO is granted.  With respect to each grant of an ISO to a Participant who is a Ten Percent Shareholder, the Exercise Price may not be less than one hundred ten percent of the Fair Market Value of a Share on the date the ISO is granted.

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(e)
Option Term.  Each Option granted under this Plan will be exercisable in whole or in part at the time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement may:

(i)	make an Option exercisable prior to the date the Option is granted or after it has been exercised in full; or

(ii)	make an Option exercisable after the date that is

(A)	the tenth anniversary of the date the Option is granted, if the Option is a NQSO or an ISO granted to a non-Ten Percent Shareholder, or

(B)	the date that is the fifth anniversary of the date the Option is granted, if the Option is an ISO granted to a Ten Percent Shareholder.

(iii)
Options issued under the Plan may become exercisable based on the service of a Participant, or based upon the attainment (as determined by the Committee) of performance goals, including but not limited to goals established pursuant to one or more of the performance criteria listed in Section 13.  Any Option that is intended to qualify for the Performance Based Exception must have its performance goals determined by the Committee based upon one or more of the performance criteria listed in Section 13, and must have the attainment of these performance goals certified in writing by the Committee.

(f)
Payment.  The Exercise Price of Shares acquired pursuant to an Option must be paid, to the extent permitted by applicable statutes and regulations by delivering to the Company or its designated agent, either:

(i)	in cash or by check at the time the Option is exercised or

(ii)	at the discretion of the Committee at the time of the grant of the Option (or subsequently in the case of an NQSO)

(A)	by delivery (or by attestation) of other Shares,

(B)
according to a deferred payment or other similar arrangement with the Participant, including use of a promissory note (except for executive officers and Directors of the Company to the extent these loans and similar arrangements are prohibited under Section 402 of the Sarbanes-Oxley Act of 2002),

(C)
pursuant to a “same day sale” program exercised through a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board so long as the Company’s equity securities are registered under Section 12 of the Exchange Act, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, or

(D)	by some combination of the foregoing.

(g)
Unless otherwise specifically provided in the Option, the Exercise Price of Shares acquired pursuant to an Option that is paid by delivery (including by attestation) of other Shares acquired, directly or indirectly from the Company, may be paid only by Shares that have been held for more than six months (or any longer or shorter period of time required to

9

avoid the options being a liability award for financial accounting purposes).  Notwithstanding the foregoing, with respect to any Participant who is an Insider, a tender of shares or, if permitted by applicable law, a cashless exercise must

(i)	have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or

(ii)
be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.  Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods will be subsequent transactions approved by the original grant of an Option.  Except as provided above, payment will be made at the time that the Option or any part thereof is exercised, and no Shares may be issued or delivered upon exercise of an Option until full payment has been made by the Participant.  The holder of an Option, as such, will have none of the rights of a shareholder.

(h)
ISO Tax Treatment Requirements.  With respect to any Option that purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of the Option) of stock with respect to which the Option is exercisable for the first time by any individual during any calendar year exceeds $100,000, to the extent of the excess, the Option will not be treated as an ISO in accordance with Code Section 422(d).  The rule of the preceding sentence is applied as set forth in Treas.  Reg.  Section 1.422-4 and any additional guidance issued by the Treasury thereunder.  Also, with respect to any Option that purports to be an ISO, the Option will not be treated as an ISO if the Participant disposes of shares acquired thereunder within two years from the date of the granting of the Option or within one year of the exercise of the Option, or if the Participant has not met the requirements of Code Section 422(a)(2).

7.3	TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

(a)
Grants of Restricted Stock Awards.  Shares awarded pursuant to Restricted Stock Awards will be subject to restrictions as determined by the Committee for periods determined by the Committee.  The Committee may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment.

(b)
Termination of Employment.  Except as provided in the Restricted Stock Agreement or a separate agreement with the Participant covering the Restricted Stock granted under this Plan, if the Participant’s employment (or in the case of a non-employee, the Participant’s service) with the Company and a Subsidiary ends for any reason other than a Qualifying Event before any restrictions lapse, the Participant will forfeit all unvested Restricted Stock Awards, unless the Committee determines that the Participant’s unvested Restricted Stock Awards vest as of the date of the event.

(c)	Death, Disability and Retirement. Except as provided in the Restricted Stock Agreement or a separate agreement with the Participant covering Restricted Stock granted under this Plan:

(i)
if a Qualifying Event occurs before the date or dates on which restrictions lapse, the Participant will forfeit all unvested Restricted Stock Awards, unless the Committee determines that the Participant’s unvested Restricted Stock Awards vest as of the date of the event; and

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(ii)
in the case of Restricted Stock Awards that are based on performance criteria then, as of the date on which the Qualifying Event occurs, the Participant will be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs.  The Committee may grant Restricted Stock Awards precluding partial awards, however, when a Qualifying Event occurs in order to qualify the Restricted Stock Awards for the Performance-Based Exception.

(d)
Voting, Dividend & Other Rights.  Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Awards will be entitled to vote and to receive dividends during the periods of restriction of their Shares to the same extent as these holders would have been entitled if the Shares were unrestricted Shares.

7.4	TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.

(a)
Grants of Restricted Stock Units.  A Restricted Stock Unit will entitle the Participant to receive one Share at a future time and upon such terms as specified by the Committee in the Stock Incentive Agreement evidencing the award.  The Committee may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment.

(b)
Termination of Employment.  Except as provided in the Restricted Stock Unit Agreement or a separate agreement with the Participant covering the Restricted Stock Unit granted under this Plan, if the Participant’s employment with the Company and a Subsidiary ends before the Restricted Stock Units vest, the Participant will forfeit all unvested Restricted Stock Units, unless the Committee determines that the Participant’s unvested Restricted Stock Units vest as of the date of the event.

(c)	Death, Disability and Retirement. Except as provided in the Restricted Stock Unit Agreement or a separate agreement with the Participant covering the Restricted Stock Unit granted under this Plan:

(i)
if a Qualifying Event occurs before the date or dates on which restrictions lapse, the Participant will forfeit all unvested Restricted Stock Units, unless the Committee determines that the Participant’s unvested Restricted Stock Units vest as of the date of the event; and

(ii)
in the case of Restricted Stock Units that are based on performance criteria, then as of the date on which the Qualifying Event occurs, the Participant will be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company’s most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs.  The Committee may, however, grant Restricted Stock Units precluding such partial awards when a Qualifying Event occurs in order to qualify the Restricted Stock Units for the Performance-Based Exception.

(d)
Voting, Dividend & Other Rights.  Holders of Restricted Stock Units will not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units, and, unless the applicable Stock Incentive Agreement provides otherwise, the holder of a Restricted Stock Unit will not be entitled to any dividend equivalents (as described in Section 7.1(g)).

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7.5	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a)
Grants of Stock Appreciation Rights.  A Stock Appreciation Right will entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a specified price.  The specified price for a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, will not be less than the Exercise Price for Shares that are the subject of the Option.  In the case of any other Stock Appreciation Right, the specified price will not be less than 100% of the Fair Market Value of the Shares at the time the Stock Appreciation Right was granted.  If related to an Option, the exercise of a Stock Appreciation Right will result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

(b)
Payment.  Upon exercise of a Stock Appreciation Right, the Company will pay to the Participant the appreciation with Shares (computed using the aggregate Fair Market Value of Shares on the date of payment or exercise) or in cash, or in any combination thereof as specified in the Stock Incentive Agreement or, if not specified, as the Committee determines.  To the extent that a Stock Appreciation Right is exercised, the specified price will be treated as paid in Shares for purposes of Section 3.

(c)
Termination of Employment.  Except as provided in the Stock Appreciation Rights Agreement or a separate agreement with the Participant that governs Stock Incentives granted under this Plan, or as otherwise provided by the Committee:

(i)
if the Participant’s employment (or in the case of a non-employee, the Participant’s service) with the Company and Subsidiary ends before the Options vest, the Participant will forfeit all unvested Stock Appreciation Rights; and

(ii)
any Stock Appreciation Rights held by the Participant may thereafter be exercised to the extent it was exercisable at the time of the termination, but may not be exercised after 90 days after the termination, or the expiration of the stated term of the Stock Appreciation Rights, whichever period is the shorter.  In the event a Participant’s employment with the Company or any Subsidiary is terminated for Cause, all unexercised Stock Appreciation Rights granted to the Participant will immediately terminate.

(d)
Death, Disability and Retirement.  Except as provided in the Stock Appreciation Rights Agreement or a separate agreement with the Participant that governs Stock Incentives granted under this Plan, and except as otherwise provided by the Committee:

(i)	if a Qualifying Event occurs before the date or dates on which Stock Appreciation Rights vest, the Participant will forfeit all unvested Stock Appreciation Rights; and

(ii)
any Stock Appreciation Rights held by the Participant may thereafter be exercised to the extent it was exercisable at the time of the Qualifying Event, but may not be exercised after 180 days after the Qualifying Event, or the expiration of the stated term of the Stock Appreciation Rights, whichever period is the shorter.

(e)
Special Provisions for Tandem Stock Appreciation Rights.  A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised.  A Stock Appreciation Right granted in connection with an ISO

(i)	will expire no later than the expiration of the underlying ISO,

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(ii)
may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised,

(iii)	may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and

(iv)	may be exercised only

A.	when the underlying ISO could be exercised and

B.	when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.

7.6	TERMS AND CONDITIONS OF PERFORMANCE STOCK AND PERFORMANCE UNITS.

(a)
Awards of Performance Stock and Performance Units.  Performance Stock and Performance Units will become payable to a Participant upon achievement of performance criteria as determined by the Committee.  Each award will specify the number of Performance Stock or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors.  No adjustment will be made in the case of a grant that is intended to qualify for the Performance-Based Exception, however, other than as provided in Section 13.  Any grant of Performance Stock or Units may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee at the date of grant.

(b)
Payment.  Each grant will specify the time and manner of payment of Performance Stock or Performance Units that have been earned.  Any Performance Stock award will be payable in Shares.  Any Performance Unit award may specify that the amount payable with respect thereto may be paid by the Company in cash, in Shares or in any combination thereof and may either grant to the Participant or retain in the Committee the right to elect among cash or Shares.

7.7	OTHER AWARDS.

(a)
Other awards may, subject to limitations under applicable law, be granted to any Participant denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of the Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or specified Subsidiaries, affiliates or other business units thereof, or any other factors designated by the Committee.  The Committee will determine the terms and conditions of these awards.

(b)
Cash awards, as an element of or supplement to any other Stock Incentives granted under this Plan, may also be granted to Participants on terms and conditions as determined by the Committee pursuant to Plan.

(c)
Shares may be granted to a Participant as a bonus, or in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to terms as the Committee may determine.

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(d)	Participants designated by the Committee may be permitted to reduce compensation otherwise payable in cash in exchange for Shares or other Stock Incentives under the Plan.

7.8	INDEPENDENT DIRECTOR GRANTS.

(a)
Notwithstanding any other provisions of this Plan, a grant of Restricted Stock or NQSO, or any combination of the same, will be made to each Independent Director on the date of each regular annual meeting of shareholders of the Company at which such Independent Director is elected or re-elected to the Board.  Except as provided in (a), (b), (c), (d), (e), (f), and (g) below, the number of Shares subject to this Restricted Stock Award or NQSO and other terms governing the Restricted Stock Award or NQSO will be determined by the Committee in its sole discretion prior to such annual meeting of shareholders.  No Independent Director may be granted Restricted Stock Awards or NQSOs covering an aggregate number of Shares in excess of 20,000 at any regular annual shareholders meeting pursuant to the terms of this Section 7.8.  The following terms will be applied to the grants to Independent Directors under this Section 7.8:

(b)
Subject to Section 7.8(c) and Section 7.8(f), each Restricted Stock Award to an Independent Director will vest as to all Shares one year from the date of grant (subject to such shorter or longer vesting period as determined by the Committee prior to the annual meeting of shareholders).

(c)
Except as provided in the Restricted Stock Award or a separate agreement with the Independent Director, if an Independent Director granted a Restricted Stock Award under this Section ceases to be a director of the Company for any reason other than Cause, the Independent Director will forfeit all unvested Restricted Stock Awards, unless the Committee determines that the Independent Director’s unvested Restricted Stock Awards will vest as of the date of the event.

(d)
Subject to Sections 7.8(e) and Section 7.8(f), NQSOs granted to Independent Directors will be exercisable in full six months after the date of grant of the NQSO and will expire seven years from the date of grant of the NQSO (subject to such shorter or longer expiration period as determined by the Committee prior to the annual meeting).  The Exercise Price per Share will be the Fair Market Value of one Share on the date of grant.

(e)
In the event that an Independent Director granted a NQSO under this Section ceases to be a director of the Company for any reason other than Cause, the Independent Director, or in the case of death or Disability, the Independent Director’s guardians, administrators or personal representatives, will have the right to exercise the NQSO granted under this Section at any time for the remainder of the term of the NQSO to the extent of the number of shares the Independent Director was entitled to purchase under the Option on the date of such termination, subject to the condition that no NQSO will be exercisable after the expiration of the term of the NQSO.

(f)
In the event an Independent Director ceases to be a director for any reason constituting Cause, any NQSO granted under this Section will terminate as of the date of the action constituting Cause and any Restricted Stock Award will be forfeited to the Company without payment of any consideration therefor as of the date of such action constituting Cause.

(g)
The Committee, in its discretion, may, in addition to the Restricted Stock Award and NQSOs provided above, grant any additional Stock Incentive to all Independent Directors or to any individual Independent Director, (including a grant at the time the person joins the

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Board) if the grant is solely for substantial services performed or to be performed by the Independent Director as determined in good faith by the Committee.

SECTION 8
SECURITIES REGULATION

8.1	LEGALITY OF ISSUANCE.

No Share may be issued under this Plan unless and until the Committee has determined that all required actions have been taken to register the Share under the Securities Act of 1933 or the Company has determined that an exemption therefrom is available, any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied, and any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable, has been satisfied.

8.2	RESTRICTIONS ON TRANSFER; REPRESENTATIONS; LEGENDS.

Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, the restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law.  If the offering and sale of Shares under the Plan is not registered under the Securities Act of 1933 and the Company determines that the registration requirements of the Securities Act of 1933 apply but an exemption is available that requires an investment representation or other representation, the Participant will be required, as a condition to acquiring Shares, to represent that the Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Securities Act of 1933, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel.  All Stock Incentive Agreements must contain a provision stating that any restrictions under any applicable securities laws will apply.

8.3	REGISTRATION OF SHARES.

The Company may, and intends to, but is not obligated to, register or qualify the offering or sale of Shares under the Securities Act of 1933 or any other applicable state, federal or foreign law.

SECTION 9
LIFE OF PLAN

No Stock Incentive may be granted under this Plan on or after the earlier of:

(a)	~~the tenth anniversary of the effective date of this Plan as determined under Section 4 of the Plan~~ August 22, 2020), or

(b)
the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the exercise of Stock Incentives granted under this Plan or lapse of all restrictions under a Restricted Stock Award or Restricted Stock Unit) been issued or are no longer available for use under this Plan.

This Plan will continue in effect until all outstanding Stock Incentives have been exercised in full or are no longer exercisable and all Restricted Stock Awards or Restricted Stock Units have vested or been forfeited.

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SECTION 10
ADJUSTMENT

Notwithstanding anything in Section 12 to the contrary, in the event of a stock dividend, stock split, spin-off, rights offering, recapitalization through a large, nonrecurring cash dividend, or a similar equity restructuring of the Company, the Committee will adjust:

(a)	the number of Shares reserved under Section 3 of this Plan,

(b)	the limit on the number of Shares that may be granted subject to Stock Incentives during a calendar year to any individual under Section 3 of this Plan,

(c)	the number of Shares subject to certain Stock Incentives granted subject to Section 3 of the Plan,

(d)	the Exercise Price of any Options and the specified price of any Stock Appreciation Rights, or

(e)	any combination thereof,

(f)	in an equitable manner that will equalize the fair value of the previously granted Stock Incentives before and after the equity restructuring.

Furthermore, in the event of any corporate transaction described in Code Section 424(a) that provides for the substitution or assumption of Stock Incentives, the Committee will adjust such Stock Incentives in a manner that satisfies the requirements of Code Section 424(a)) as to

(a)	the number of Shares reserved under Section 3,

(b)	the limit on the number of Shares that may be granted subject to certain Stock Incentives during a calendar year to any individual under Plan;

(c)	the number of Shares subject to such Stock Incentives, and

(d)
the Exercise Price of any Options and the specified exercise price of any Stock Appreciation Rights in the event of any corporate transaction described in Code Section 424(a) that provides for the substitution or assumption of such Stock Incentives.

If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, the fractional Share will be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan will be the next lower number of Shares, rounding all fractions downward.  An adjustment made under this Section by the Committee will be conclusive and binding on all affected persons and, further, will not constitute an increase in the number of Shares reserved under Section 3 or an increase in any limitation imposed by the Plan.

SECTION 11
CHANGE OF CONTROL OF THE COMPANY

11.1	CHANGE IN CONTROL.

“Change in Control” of the Company means a change in control that would be required to be reported in response to Item 6(e) on Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement, including, without limitation, if:

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(a)
Any “person” (as the term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(b)
During any period of two consecutive years (not including any period ending prior to the effective date of this Plan), the Incumbent Directors cease for any reason to constitute at least a majority of the Board.  The term “Incumbent Directors” means those individuals who are members of the Board of Directors on the effective date of this Plan and any individual who subsequently becomes a member of the Board (other than a director designated by a person who has entered into agreement with the Company to effect a transaction contemplated by Section 11.1(c)) whose election or nomination for election by the Company’s shareholders was approved by a vote of at least a majority of the then Incumbent Directors; or

(c)	In the event:

(i)
the Company consummates a merger, consolidation, share exchange, division or other reorganization of the Company with any corporation or entity, other than an entity owned at least 80% by the Company, unless immediately after the transaction, the shareholders of the Company immediately prior to the transaction beneficially own, directly or indirectly 51% or more of the combined voting power of the resulting entity’s outstanding voting securities as well as 51% or more of the Total Market Value of the resulting entity, or in the case of a division, 51% or more of the combined voting power of the outstanding voting securities of each entity resulting from the division as well as 51% or more of the Total Market Value of each entity, in each case in substantially the same proportion as the shareholders owned shares of the Company prior to the transaction;

(ii)
the Company consummates an agreement for the sale or disposition (in one transaction or a series of transactions) of assets of the Company, the total consideration of which is greater than 51% of the Total Market Value of the Company; or

(iii)	the Company adopts a plan of complete liquidation or winding up of the Company.

(d)
“Total Market Value” means the aggregate market value of the Company’s or the resulting entity’s outstanding common stock (on a fully diluted basis) plus the aggregate market value of the Company’s or the resulting entity’s other outstanding equity securities as measured by the exchange rate of the transaction or by any other method as the Committee determines where there is not a readily ascertainable exchange rate.

11.2	VESTING UPON A CHANGE IN CONTROL.

Except as otherwise provided in a Stock Incentive Agreement or as provided in the next sentence, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Incentives granted under this Plan, with respect to any Stock Incentive granted under this Plan that is not so assumed or substituted (a “Non-Assumed Stock Incentive”), the Stock Incentives will immediately vest and be exercisable and any restrictions thereon will lapse.  Notwithstanding the foregoing, unless the Committee determines at or prior to the Change in Control, no Stock Incentive that is subject to any performance criteria for which the performance period has not expired, will accelerate at the time of a Change in Control.

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11.3	DISPOSITION OF STOCK INCENTIVES.

Except as otherwise provided in a Stock Incentive Agreement, the Committee, in its sole and absolute discretion, may, with respect to any or all of Non-Assumed Stock Incentives, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the 30 day period immediately preceding the date of the Change of Control, but only if the action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

(a)	Unilaterally cancel the Non-Assumed Stock Incentive in exchange for:

(i)
whole or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) or whole or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of:

(A)	in the case of Options, the Shares that could be purchased subject to the Non-Assumed Stock Incentive less the aggregate Exercise Price for the Options with respect to the Shares;

(B)
in the case of Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units and Other Awards, Shares subject to the Stock Incentive determined as of the Action Effective Date (taking into account vesting), less the value of any consideration payable on exercise.

(ii)	cash or other property equal in value to the excess of the Fair Market Value of

(A)	in the case of Options, the Shares that could be purchased subject to the Non-Assumed Stock Incentive less the aggregate Exercise Price for the Options with respect to the Shares or

(B)
in the case of Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Stock, Performance Units and Other Awards, Shares subject to the Stock Incentive determined as of the Action Effective Date (taking into account vesting) less the value of any consideration payable on exercise.

(b)	In the case of Options, unilaterally cancel any Non-Assumed Option after providing the holder of the Option with

(i)	an opportunity to exercise the Non-Assumed Option to the extent vested within a specified period prior to the date of the Change of Control, and

(ii)
notice of the opportunity to exercise prior to the commencement of the specified period.  To the extent that the recipient of a Non-Assumed Stock Incentive is an Insider, however, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that the payment

(A)	has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or

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(B)	is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.

(c)
Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor will be considered a subsequent transaction approved by the original grant of an Option.

11.4	GENERAL RULE FOR OTHER STOCK INCENTIVES.

If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive will be governed by applicable law and the documents effectuating the Change of Control.

SECTION 12
AMENDMENT OR TERMINATION

12.1	AMENDMENT OF PLAN.

This Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate.  No amendment may be made absent the approval of the shareholders of the Company, however, if the amendment:

(a)	increases the number of Shares reserved under Section 3, except as set forth in Section 10,

(b)	extends the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7,

(c)	decreases the minimum Exercise Price under Section 7, or

(d)
changes the designation of Participant eligible for Stock Incentives under Section 6.  Shareholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, or a change to the method of determining the Exercise Price of Options issued under the Plan) may also be required pursuant to rules promulgated by an established stock exchange or a national market system.

12.2	TERMINATION OF PLAN.

The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time.

12.3	AMENDMENT OF STOCK INCENTIVES.

The Committee has the right to modify, amend or cancel any Stock Incentive after it has been granted if

(a)
the modification, amendment or cancellation does not diminish the rights or benefits of the Participant under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive will not be deemed as a diminishment of rights or benefits of the Stock Incentive),

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(b)	the Participant consents in writing to the modification, amendment or cancellation,

(c)	there is a dissolution or liquidation of the Company,

(d)	this Plan or the Stock Incentive Agreement expressly provides for the modification, amendment or cancellation, or

(e)	the Company would otherwise have the right to make the modification, amendment or cancellation by applicable law.

The Committee may, however, reform any provision in a Stock Incentive extended to be exempt from Code Section 409A to maintain to maximum extent practicable the original intent of the applicable provision without violating the provisions of Code Section 409A; If, however, no reasonably practicable reformation would avoid the imposition of any penalty tax or interest under Code Section 409A, no payment or benefit will be provided under the Stock Incentive and the Stock Incentive will be deemed null, void and of no force and effect, and the Company will have no further obligation in connection with the Stock Incentive.

SECTION 13
PERFORMANCE CRITERIA

13.1	PERFORMANCE GOAL BUSINESS CRITERIA.

Unless and until the Board proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Section, the attainment of which may determine the degree of payout or vesting with respect to Stock Incentives to Key Employees and Key Persons pursuant to this Plan that are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used by the Committee for purposes of grants must be chosen from among the following:

(a)	earnings per share;

(b)	net income (before or after taxes);

(c)	return measures (including, but not limited to, return on assets, equity or sales);

(d)	cash flow return on investments which equals net cash flows divided by owners equity;

(e)	earnings before or after interest, taxes, depreciation and amortization;

(f)	gross revenues;

(g)	operating income (before or after taxes);

(h)	total shareholder return;

(i)	corporate performance indicators (indices based on the level of certain services provided to customers);

(j)	cash generation, working capital profit or revenue targets;

(k)	growth measures, such as revenue growth;

(l)	ratios, such as expenses or market share;

(m)	share price (including, but not limited to, growth measures and total shareholder return); or

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(n)	any combination of any of these factors.

In setting performance goals using these performance measures, the Committee may establish absolute goals or goals relative to a peer group performance or other benchmark, and may exclude the effect of changes in accounting standards and non-recurring unusual events specified by the Committee, such as write-offs, capital gains and losses and acquisitions and dispositions of businesses.

13.2	DISCRETION IN FORMULATION OF PERFORMANCE GOALS.

The Committee will have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals.  Stock Incentives that are intended to qualify for the Performance-Based Exception may not be adjusted upward, however, (although the Committee will retain the discretion to adjust the Stock Incentives downward).

13.3	PERFORMANCE PERIODS.

The Committee will have the discretion to determine the period during which any performance goal must be attained with respect to a Stock Incentive.  The period may be of any length, and must be established prior to the start of the period or within the first 90 days of the period (provided that the performance criteria are not in any event set after 25% or more of the period has elapsed).

13.4	MODIFICATIONS TO PERFORMANCE GOALS.

In the event that the applicable tax or securities laws and regulatory rules and regulations change to permit Committee discretion to alter the governing performance measures noted above without obtaining shareholder approval of the changes, the Committee will have sole discretion to make changes without obtaining shareholder approval.  In addition, in the event that the Committee determines that it is advisable to grant Stock Incentives that do not qualify for the Performance-Based Exception, the Committee may make the grants without satisfying the requirements under Code Section 162(m) to qualify for the Performance-Based Exception.

SECTION 14
MISCELLANEOUS

14.1	SHAREHOLDER RIGHTS.

Except as provided in Section 7.3 with respect to Restricted Stock Awards, or in a Stock Incentive Agreement, no Participant will have any rights as a shareholder of the Company as a result of the grant of a Stock Incentive pending the actual delivery of Shares subject to the Stock Incentive to the Participant.

14.2	NO GUARANTEE OF CONTINUED RELATIONSHIP.

The grant of a Stock Incentive to a Participant under this Plan will not constitute a contract of employment or other relationship with the Company and will not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.

14.3	WITHHOLDING.

The Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the grant or fulfillment of any Stock Incentive, an amount in Shares or cash sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan or any action taken by a Participant with respect to a Stock Incentive.  Whenever Shares are to be issued to a Participant upon exercise of an Option or Stock Appreciation Right, or satisfaction of conditions under a Restricted Stock,

21

Restricted Stock Unit, Performance Stock or Performance Units, the Company will have the right to require the Participant to remit to the Company, as a condition thereof, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise.  To the extent that a Participant is an Insider, however, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that the withholding of Shares

(a) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or

(b) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act.

Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements will be a subsequent transaction approved by the original grant of a Stock Incentive.  In no event will payment of withholding taxes be made by retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.

14.4	NOTIFICATION OF DISQUALIFYING DISPOSITIONS OF ISO OPTIONS.

If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option that is an ISO on or before the later of (a) the date two years after the date of grant of the Option, or (b) the date one year after the exercise of such Option, then the Participant will immediately notify the Company in writing of such sale or disposition and cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service.  The Participant acknowledges and agrees that he or she may be subject to federal, state and local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he or she will include the compensation from such early disposition in his or her gross income for federal tax purposes.  Participant also acknowledges that the Company may condition the exercise of any Option that is an ISO on the Participant’s express written agreement with these provisions of this Plan.

14.5	TRANSFERS & RESTRUCTURINGS.

The transfer of a Participant’s employment between or among the Company or a Subsidiary (including the merger of a Subsidiary into the Company) will not be treated as a termination of his or her employment under this Plan.  Likewise, the continuation of employment by a Participant with a corporation that is a Subsidiary will be deemed to be a termination of employment when the corporation ceases to be a Subsidiary.

14.6	LEAVES OF ABSENCE.

Unless the Committee provides otherwise, vesting of Stock Incentives granted hereunder will be suspended during any unpaid leave of absence.  A Participant will not cease to be an employee of the Company in the case of any leave of absence approved by the Company.  For purposes of ISOs, no leave may exceed 90 days unless reemployment upon expiration of the leave is guaranteed by statute or contract.  If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of the leave any ISO held by the Participant will cease to be treated as an ISO and if exercised thereafter will be treated for tax purposes as a NQSO.

14.7	GOVERNING LAW/CONSENT TO JURISDICTION.

This Plan will be construed under the laws of the State of Minnesota without regard to principles of conflicts of law.  Each Participant consents to the exclusive jurisdiction in the Hennepin County District

22

Court for the determination of all disputes arising from this Plan and waives any rights to remove or transfer the case to another court.

14.8	ESCROW OF SHARES.

To facilitate the Company’s rights and obligations under this Plan, the Company reserves the right to appoint an escrow agent, who will hold the Shares owned by a Participant pursuant to this Plan.

14.9	IMPACT OF RESTATEMENT OF FINANCIAL STATEMENTS UPON STOCK INCENTIVES.

If any of the Company’s financial statements are required to be restated resulting from errors, omissions or fraud, the Committee may (in its sole discretion, but acting in good faith) direct that the Company recover all or a portion of any Stock Incentive with respect to any fiscal year of the Company the financial results of which are negatively affected by the restatement.  The amount to be recovered from the Participant will be the amount by which the Stock Incentive exceeded the amount that would have been payable to the Participant had the financial statements been initially filed as restated, or any greater or lesser amount (including, but not limited to, the entire award) that the Committee may determine.  In no event will the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law.  The Committee will determine whether the Company may effect any recovery

(a)	by seeking repayment from the Participant,

(b)
by reducing (subject to applicable law and the terms and conditions of the applicable plan, program or arrangement) the amount that would otherwise be payable to the Participant under any compensatory plan, program or arrangement maintained by the Company or any of its affiliates,

(c)
by withholding payment of future increases in compensation (including the payment of any discretionary bonus amount) or grants of compensatory awards that would otherwise have been made in accordance with the Company’s otherwise applicable compensation practices, or

(d)	by any combination of the foregoing.

14.10	FORFEITURE AND RECOUPMENT.

Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Stock Incentive Agreement that the Participant’s rights, payments, and benefits with respect to a Stock Incentive under this Plan may be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions.  These events may include, but will not be limited to, failure to accept the terms of the Stock Incentive Agreement, termination of employment or services under certain or all circumstances, violation of material Company policies, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreement that may apply to the Participant, or other conduct by the Participant that the Committee determines is detrimental to the business or reputation of the Company and its Subsidiaries.

14.11	NON-US PROVISIONS.

The Committee will have the authority to require that any Stock Incentive Agreement relating to a Stock Incentive in a jurisdiction outside of the United States contain terms as are required by local law in order to constitute a valid grant under the laws of the jurisdiction.  This authority will continue even if the requirements of the local jurisdiction may be different from or more restrictive than the terms set forth in this Plan.  No purchase or delivery of Shares pursuant to a Stock Incentive may occur until applicable restrictions imposed pursuant to this Plan or the applicable Stock Incentive have terminated.

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MGC DIAGNOSTICS CORPORATION
350 OAK GROVE PARKWAY
ST. PAUL, MINNESOTA 55127-8599

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:		☐	☐	☐
1. Election of Directors
Nominees

01 Mark W. Sheffert	02 John R. Baudhuin		03 Terrence W. Bunge		04 Robert E. Munzenrider	05 Wendy D. Lynch, Ph.D.
06 Hendrik Struik

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.							For	Against	Abstain

2 Ratification of the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm for the fiscal year ended October 31, 2015.							☐	☐	☐

3 An advisory vote approving named executive officer compensation.							☐	☐	☐

4 Approval of amendments to 2007 Stock Incentive Plan.							☐	☐	☐

NOTE: THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR PROPOSALS 2, 3 and 4. PLEASE SIGN, DATE AND RETURN THIS PROXY FORM.

For address change/comments, mark here.				☐
(see reverse for instructions)		Yes	No

Please indicate if you plan to attend this meeting		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

0000225959_1    R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report to Shareholders, Notice of Annual Meeting and Proxy Statement is/are available at www.proxyvote.com .

MGC DIAGNOSTICS CORPORATION 2015 ANNUAL MEETING OF SHAREHOLDERS Wednesday, March 18, 2015 3:30 p.m. CT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mark W. Sheffert and Robert E. Munzenrider, or either of them, with power of substitution to each, as attorneys and proxies, and hereby authorizes them to represent the undersigned at the Annual Meeting of Shareholders of MGC Diagnostics Corporation to be held at the Company’s offices located at 350 Oak Grove Parkway, Saint Paul, Minnesota, on Wednesday, March 18, 2015 at 3:30 p.m. CT, and at any adjournment(s) or postponement(s) thereof, and to vote, as designated below, all shares of common stock of MGC Diagnostics Corporation held of record by the undersigned on January 23, 2015, and that the undersigned would be entitled to vote at the Annual Meeting, hereby revoking all former proxies.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000225959_2    R1.0.0.51160